                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
     [X] Preliminary Proxy Statement       [ ] CONFIDENTIAL, FOR USE OF THE
     [ ] Definitive Proxy Statement            COMMISSION ONLY (AS PERMITTED BY
     [ ] Definitive Additional Materials       RULE 14A-6(e)(2))
     [ ] Soliciting Material Under Rule 14a-12

         BERGER INVESTMENT PORTFOLIO TRUST
         -----------------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)


         -----------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

(1)      Title of each class of securities to which transaction applies:

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(2)      Aggregate number of securities to which transaction applies:

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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     [ ] Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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

                         FOR SHAREHOLDERS OF ONE OR MORE OF THE FOLLOWING FUNDS:

                              BERGER SMALL CAP VALUE FUND
                              BERGER SMALL CAP VALUE FUND II
                              BERGER MID CAP VALUE FUND

[Janus LOGO]                  January XX, 2003

Dear Shareholder:

Your Fund's Board is requesting your vote on several proposals regarding your Berger value fund(s). Among them are the naming of Janus Capital Management LLC as the adviser to your fund and the reorganization of your fund into the Janus fund family. Under this arrangement, Janus will assume responsibility for the Fund's day-to-day servicing and marketing operations while the current subadviser and portfolio manager will remain the same.

While we encourage you to read the Questions and Answers section and the full text of the enclosed proxy statement, the proposals are summarized as follows:

         o Approve a new investment advisory agreement with Janus Capital Management LLC;

         o Approve a new subadvisory agreement between Janus and your Fund's existing subadviser;

         o Approve changes to each Fund's fundamental investment policies to make them consistent with Janus fund policies;

         o Approve the reorganization of each fund into the Janus fund family;

         o        Elect trustees; and

         o With respect to the Institutional Shares of Berger Small Cap Value Fund II, approve a distribution and shareholder service plan. Note that the overall expenses of this fund are expected to decrease if these proposals are adopted.

YOUR FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSALS AND URGES YOU TO VOTE "FOR" EACH PROPOSAL.

Please take a few minutes to cast your vote now. If you have any questions about the proposals, feel free to call our proxy solicitor at 1-866-238-7096.

Thank you for your response and we look forward to welcoming you as a Janus shareholder and serving your future investment needs.

Respectfully,



Mark Whiston
CEO, Janus Capital Group Inc.

YOUR VOTE IS IMPORTANT. To vote, simply fill out each of the enclosed proxy cards and return them to us in the enclosed postage-paid envelope. If we do not hear from you by ______, our proxy solicitor, Georgeson Shareholder Communications Inc., may contact you.

                         IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                              QUESTIONS AND ANSWERS

Q.       WHAT IS HAPPENING WITH BERGER AND JANUS?

A. Prior to January 1, 2003, Stilwell Financial Inc. ("Stilwell") was the indirect owner of both Berger Financial Group LLC, the investment adviser to the Berger Funds ("Berger"), and Janus Capital Management LLC ("Janus"), the investment adviser to the Janus Funds. On September 3, 2002, Stilwell announced its intention to consolidate all of its investment advisory operations under Janus. As a result of this restructuring, it is anticipated that Berger, the investment adviser to your Fund, will be consolidated into Janus, and Berger will cease to exist.

         At the meeting, you will be asked to vote on several proposals designed to integrate your Fund into the Janus family of funds. First, you will be asked to approve new investment advisory agreements with Janus and new subadvisory agreements with your Fund's current subadviser. Second, you will be asked to consider the election of a new Board of Trustees. Third, you will be asked to consider changes to your Fund's fundamental policies. Fourth, certain shareholders of Berger Small Cap Value Fund II (the Institutional Shares class only) will be asked to approve a distribution and shareholder servicing plan. Lastly, you will be asked to consider a proposal to reorganize your Fund into a newly created series of an existing Janus trust. Collectively, these transactions are referred to as the "Fund Restructuring."

Q.       HOW WILL THE FUND RESTRUCTURING AFFECT THE MANAGEMENT OF MY FUND?

A. Janus, an affiliate of Berger, will serve as investment adviser to your Fund. Your current subadviser, including your current portfolio manager, will not change and will continue to be responsible for the day-to-day management of your Fund. The proposals are not expected to have any material impact on the principal investment policies, strategies and risks of the Funds. The composition of your Fund's portfolio is not expected to change in anticipation of the Fund Restructuring.

Q.       WHO ARE BEING NOMINATED TO SERVE AS TRUSTEES?

A. There are seven nominees. The nominees currently serve as trustees for the Janus mutual funds. The proposed use of a single board for all Janus mutual funds is expected to result in administrative efficiencies and cost savings. The Board of the Janus Funds has appointed four of the current independent trustees of your Fund to serve as an Advisory Board to facilitate the transition of your Fund to the Janus family of funds.

Q.       WHY ARE YOUR FUND'S FUNDAMENTAL POLICIES CHANGING?

A. As described in more detail in the accompanying proxy statement, many of the existing fundamental policies were adopted in response to regulatory or other requirements that no longer apply. In addition, small variations in wording between your Fund's investment policies and those of the Janus funds may increase the costs of compliance. The investment strategies of the Funds are not expected to change as a result of the proposals.

Q.       WHY IS YOUR FUND'S INVESTMENT OBJECTIVE CHANGING TO A NON-FUNDAMENTAL
         POLICY?

A. Applicable law does not require a Fund's investment objective to be fundamental. This change will allow the Board to respond to regulatory or market changes without incurring the costs of a shareholder vote if it should become desirable to change the Fund's objective at a later date.

Q.       WHY IS YOUR FUND BEING REORGANIZED?

A. Reorganizing your Fund as a series of an existing Janus trust is expected to increase administrative efficiencies and reduce costs to your Fund by standardizing documentation and policies governing all of the Janus Funds.

Q.       WHAT OTHER CHANGES ARE EXPECTED AS A RESULT OF THE FUND RESTRUCTURING?

A. Your Fund will become a part of the Janus family of funds. Janus or its affiliates will provide most of the services necessary to operate your Fund, including marketing and distribution, fund accounting, shareholder services and administrative services. The fee structures and shareholder policies and services of the Janus funds will apply.

Q.       HOW DOES MY FUND'S BOARD RECOMMEND THAT I VOTE?

A. After careful consideration of possible alternatives, your Fund's Board, including those members who are not "interested persons," approved the proposals and recommend that you vote in favor of each proposal. The reasons for the Board's recommendation are discussed in more detail in the enclosed Proxy Statement under "Board Considerations" in each proposal.

Q.       WHO WILL PAY FOR THE PROXY SOLICITATION?

A. Janus and/or the subadvisers will bear the costs associated with the proxy solicitation. Neither you nor your Fund will bear any of these costs.

Q.       HOW CAN I VOTE MY SHARES?

A. You may choose from the following options, which are described in more detail on the proxy card:

         o        by mail, using the enclosed proxy card(s) and return envelope;

         o by telephone, using the toll free number listed on your proxy card(s);

         o through the Internet, using the website address listed on your proxy card(s); or

         o        in person at the shareholder meeting.

Q.       WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE PROXY CARD?

A. Because each Fund's shareholders must vote separately, you are being sent a proxy card for each Fund account that you have. Please vote on all applicable proposals shown on each proxy card that you receive.

Q.       WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY
         STATEMENT?

A. Please call Georgeson Shareholder Communications Inc., our proxy solicitor, at 1-866-238-7096.

Q. IF THESE PROPOSALS ARE APPROVED BY SHAREHOLDERS, HOW WILL YOUR ACCOUNT SERVICING BE TRANSFERRED TO JANUS?

A. If approved, the Fund Restructuring is expected to occur in the first quarter of 2003 and the service transition from Berger to Janus should be seamless. You will receive information from Janus prior to and after the Fund Restructuring.

Q.       IN THE INTERIM, WHO DO I CONTACT FOR SERVICE-RELATED QUESTIONS?

A. Until notified otherwise, please continue to direct all service-related questions to Berger Funds at xxx-xxx-xxxx.

                               [PRELIMINARY COPY]

                          BERGER OMNI INVESTMENT TRUST
                           BERGER SMALL CAP VALUE FUND

                        BERGER INVESTMENT PORTFOLIO TRUST
                         BERGER SMALL CAP VALUE FUND II
                            BERGER MID CAP VALUE FUND

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

Notice is hereby given that Special Meetings of Shareholders of Berger Small Cap Value Fund, Berger Small Cap Value Fund II and Berger Mid Cap Value Fund (each a "Fund," and, collectively, the "Funds") will be held jointly at the offices of Janus Capital Management LLC, 3773 Cherry Creek Drive North, Denver, Colorado 80209, on March 7, 2003 at 10:00 a.m., Mountain time, for the purposes of considering the proposals set forth below and to transact such other business, if any, as may properly come before the Meetings.

PROPOSAL 1:       For each Fund, to approve a new investment advisory agreement for the Fund with Janus Capital Management LLC ("Janus").

PROPOSAL 2:       For shareholders of Berger Small Cap Value Fund and Berger Mid
                  Cap Value Fund only, to approve a new subadvisory agreement between Janus and Perkins, Wolf, McDonnell and Company and a new subadvisory agreement between Janus and a newly formed subsidiary of Perkins, Wolf, McDonnell and Company.

PROPOSAL 3:       For shareholders of Berger Small Cap Value Fund II only, to approve a new subadvisory agreement between Janus and Bay Isle
                  Financial LLC.

PROPOSAL 4:       For each Fund, to approve changes to the Fund's fundamental policies, including changing the Fund's investment objective from fundamental to non-fundamental.

PROPOSAL 5:       For holders of Institutional Shares of Berger Small Cap Value
                  Fund II only, to approve a distribution and shareholder servicing plan.

PROPOSAL 6:       For each Fund, to elect seven (7) Trustees to its Board of
                  Trustees.

PROPOSAL 7:       For each Fund, to approve an Agreement and Plan of
                  Reorganization, whereby that Fund would be reorganized into a newly created series of the Janus Funds.

         Shareholders of record of each Fund as of the close of business on January 7, 2003 are entitled to notice of, and to vote at, the Meeting for that Fund's shareholders, or any adjournment of the Meetings.

         The persons named as proxies will vote in their discretion on any other business that may properly come before a Meeting or any adjournments or postponements thereof.

         In the event that the necessary quorum to transact business or the vote required to approve any proposal is not obtained at a Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meetings, in accordance with applicable law, to permit further solicitation of proxies with respect to that proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the applicable Fund present in person or by proxy at a Meeting. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of shareholders.

         THE BOARD OF EACH TRUST RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL APPLICABLE PROPOSALS.

                                       By Order of the Boards of Trustees


                                       Sue Vreeland
                                       Secretary
             , 2003
-------------

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(s) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE (OR TAKE ADVANTAGE OF THE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE PROXY CARD(s)). YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(s) (OR YOUR VOTING BY OTHER AVAILABLE MEANS) MAY SAVE THE NECESSITY OF FURTHER SOLICITATIONS. IF WE DO NOT HEAR FROM YOU AFTER A REASONABLE AMOUNT OF TIME, YOU MAY RECEIVE A TELEPHONE CALL FROM OUR PROXY SOLICITOR, GEORGESON SHAREHOLDER COMMUNICATIONS INC., REMINDING YOU TO VOTE YOUR SHARES. IF YOU WISH TO ATTEND THE MEETINGS AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                               [PRELIMINARY COPY]

                              JOINT PROXY STATEMENT

                          BERGER OMNI INVESTMENT TRUST
                           BERGER SMALL CAP VALUE FUND

                        BERGER INVESTMENT PORTFOLIO TRUST
                         BERGER SMALL CAP VALUE FUND II
                            BERGER MID CAP VALUE FUND

                            210 UNIVERSITY BOULEVARD
                             DENVER, COLORADO 80206

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees of Berger Investment Portfolio Trust and Berger Omni Investment Trust (each a "Trust," and, collectively, the "Trusts"). These proxies will be used at the Special Meetings of Shareholders (the "Meetings") of Berger Small Cap Value Fund, Berger Small Cap Value Fund II and Berger Mid Cap Value Fund (each a "Fund," and, collectively, the "Funds") to be held on March 7, 2003, at the offices of Janus Capital Management LLC, 3773 Cherry Creek Drive North, Denver, Colorado 80209, at 10:00 a.m., Mountain time, or such later time made necessary by any and all adjournments or postponements thereof.

         This Proxy Statement, the Notice of Special Meetings and the proxy card are first being mailed to shareholders on or about _________, 2003 or as soon as practicable thereafter.

         Any shareholder giving a proxy may revoke it any time before it is exercised by submitting to the Secretary of the relevant Trust a written notice of revocation or a subsequently executed proxy or by attending the relevant Meetings and voting in person. All properly executed and unrevoked proxies received in time for the Meetings will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

         Shareholders of record of each Fund as of the close of business on January 7, 2003 (the "Record Date") will be entitled to vote on the proposals presented at the Meetings. The table below lists the number of shares of each Fund and each class of each Fund that were outstanding at the close of business on the Record Date. Shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held on the Record Date. Except for the election of Trustees, where shareholders of Berger Small Cap Value Fund II and Berger Mid Cap Value Fund will vote together with other series of Berger Investment Portfolio Trust not included in this Proxy Statement, shareholders of each Fund will vote separately on each proposal presented at its Meeting. Shareholders of all classes of a Fund will vote as a single class, except for Proposal 5 where only holders of Institutional Shares of Berger Small Cap Value Fund II will vote.

                 NAME OF FUND                         TOTAL NUMBER OF SHARES OUTSTANDING
                 ------------                         ----------------------------------
Berger Small Cap Value Fund.................
   Investor Shares..........................
   Institutional Shares.....................
Berger Small Cap Value Fund II..............
   Investor Shares..........................
   Institutional Shares.....................
   Service Shares...........................
Berger Mid Cap Value Fund...................
   Investor Shares..........................
   Institutional Shares.....................

         EACH FUND PROVIDES ANNUAL AND SEMIANNUAL REPORTS TO SHAREHOLDERS. ADDITIONAL COPIES OF EACH FUND'S ANNUAL AND SEMIANNUAL REPORTS ARE AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY WRITING TO BERGER FUNDS, P.O. BOX 219958, KANSAS CITY, MISSOURI 64121-9958, OR BY CALLING TOLL-FREE 1-800-333-1001.

         The following table identifies the Funds entitled to vote on each proposal:

                                                    BERGER SMALL CAP       BERGER SMALL CAP      BERGER MID CAP
                       PROPOSAL                        VALUE FUND            VALUE FUND II         VALUE FUND
                       --------                     ----------------       ----------------      --------------
  1.   To approve a new investment advisory                 X                      X                    X
          agreement with Janus Capital
          Management LLC ("Janus")
  2.   To approve a new subadvisory                         X                                           X
          agreement between Janus and
          Perkins, Wolf, McDonnell and
          Company ("PWM") and a new
          subadvisory agreement between
          Janus and a newly formed
          subsidiary of PWM
  3.   To approve a new subadvisory                                                X
          agreement between Janus and Bay
          Isle Financial LLC
  4.   To approve changes to the Fund's                     X                      X                    X
          fundamental policies
  5.   To approve a distribution and                                               X
          shareholder servicing plan                                        (Institutional
                                                                             Shares only)
  6.   To elect seven (7) Trustees                          X                      X*                   X*
  7.   To approve an Agreement and Plan of                  X                      X                    X
          Reorganization

----------

*        Voting together with other series of Berger Investment Portfolio Trust.

INTRODUCTION

         Berger Financial Group LLC ("Berger") currently serves as investment adviser to each Fund pursuant to an investment advisory agreement between Berger and the respective Trust on behalf of each Fund (each a "Current Advisory Agreement"). As of September 3, 2002, Stilwell Financial Inc. ("Stilwell"), indirectly owned approximately eighty-six percent (86%) of Berger and approximately ninety-eight percent (98%) of Janus Capital Corporation ("JCC"), which owned approximately ninety-two percent (92%) of Janus Capital Management LLC ("Janus"). On that date, Stilwell entered into an Agreement and Plan of Merger with JCC providing for the merger of JCC into Stilwell, which would be the surviving company of the merger, operating under the Janus name. On September 3, 2002, Stilwell announced its intention to merge its investment operations into a unified organization under Janus. As a result of a series of transactions related to the Agreement and Plan of Merger, on January 1, 2003, JCC merged into Stilwell, Stilwell changed its name to Janus Capital Group Inc. ("Janus Group") and Berger became a wholly owned subsidiary of Janus. It is expected that Berger will be consolidated into Janus in 2003 and will cease to exist. In connection with the Stilwell consolidation, Janus presented several proposals to the Boards of the Berger funds, the net effect of which would be to integrate the Berger funds into the Janus family of funds.

         As discussed in greater detail below, the Fund Restructuring is part of an initiative to restructure and streamline the management and operation of funds advised by Janus and Berger. This initiative includes several components:
(1) a change in branding to offer all funds advised by Janus Group affiliates under the Janus name; (2) the combination of certain Berger funds with a growth style into similar Janus funds; (3) the combination of certain Berger funds with a value style into newly-created Janus shell funds; (4) the liquidation of certain small Berger funds that are unlikely to reach an efficient operating size; (5) the elimination of the master-feeder structure for international products; and (6) the implementation of the fee structure and services currently in place for the Janus funds.

DESCRIPTION OF THE TRANSACTIONS

         Janus Group, 100 Filmore Street, Denver, Colorado 80206, is a publicly traded holding company with principal operations in the financial asset management businesses. Janus Group owns approximately ninety-two percent (92%) and is the managing member of Janus vested with all management authority and responsibility, although the officers of Janus have been delegated most of the management of the day-to-day operations. Key employees of Janus own the remaining shares of Janus. Shares of Janus are designated into multiple classes of shares, and each share generally has one vote except for certain matters that affect shareholder rights, which require a separate vote of employee-shareholders. Janus Group owns approximately eighty-six percent (86%) of Berger.

         In anticipation of the corporate restructuring of Stilwell and Janus, the Boards have evaluated proposals from Janus and other unaffiliated third parties to assume management of the Funds and other Berger funds. Janus presented a package of proposals relating to all of the Berger funds which was comprised of the following components: (i) a unified marketing and branding strategy for all Funds under the Janus name; (ii) the consolidation of certain Berger growth funds into existing, compatible Janus products; (iii) the reorganization of certain Berger value funds into newly created Janus funds;
(iv) the liquidation of smaller funds that are unlikely to achieve economies of scale; and (v) the implementation of standard Janus documentation, fundamental investment policies, fee structures and shareholder services across all products.

         The net effect of the proposals is to assimilate the Berger Funds into the Janus family of funds (the "Fund Restructuring"). Following the Fund Restructuring, Janus not only will assume management of the Funds, but also will provide many related services including marketing and distribution, transfer agency, fund accounting and shareholder services. The intent of the proposals set forth in this Proxy Statement is to implement Janus-related policies and services for all Funds.

         Janus, 100 Fillmore Street, Denver, Colorado 80206, began serving as investment adviser to Janus Fund in 1970 and currently serves as adviser to fifty-nine (59) proprietary Janus funds and subadviser to approximately fifty-two (52) non-proprietary mutual funds. Janus and its affiliates also serve as adviser to offshore funds, unregistered pooled vehicles and institutional separate accounts. As of September 30, 2002, the Janus portfolio management team consisted of twenty-three (23) portfolio managers and over forty (40) research analysts. Janus offers domestic and international equity products primarily in the "growth" style, as well as fixed income and money market products. Janus and its affiliates had approximately $[128] billion in assets under management as of December 31, 2002, and constitute one of the nation's largest asset management complexes.

                     PROPOSAL 1: APPROVAL OF NEW INVESTMENT
                          ADVISORY AGREEMENT WITH JANUS


INTRODUCTION

         In connection with the Fund Restructuring, the Board of Trustees of each Trust has approved a new investment advisory agreement for each Fund with Janus (the "New Advisory Agreements") and has recommended that shareholders approve the New Advisory Agreements. The form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The differences between the New Advisory Agreement and Current Advisory Agreement for each Fund are described below. If approved by shareholders, the New Advisory Agreement for each Fund will become effective immediately prior to the closing of the Reorganization of that Fund (see Proposal 7) and will be the form of advisory agreement for the Janus fund into which that Fund is reorganized. If shareholders of a Fund do not approve a New Advisory Agreement, none of the proposals described in this Proxy Statement will be implemented and the Board will take such further action as it deems to be in the best interests of that Fund and its shareholders.

COMPARISON OF THE CURRENT AND NEW ADVISORY AGREEMENTS

         Investment Advisory Services. Under each Current Advisory Agreement, Berger manages the overall investment operations of the Fund. Pursuant to each Current Advisory Agreement, Berger has hired a subadviser who is responsible for determining what securities and other assets of the Fund will be acquired, held, disposed of or loaned, in conformity with the investment objective, policies and restrictions and the other statements concerning the Fund in the Trust's charter documents and registration statements, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), all other applicable federal and state law and regulations, and the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to the Fund as a registered investment company. Each Current Advisory Agreement provides that Berger shall also cause its officers to attend meetings and furnish certain oral and written reports; place orders for or supervise the purchase and sale of securities for investments of each Fund; give instructions to the custodian regarding Fund transactions (except for the Current Advisory Agreement of Berger Small Cap Value Fund); assist in the calculation of the Fund's net asset value (except for the Current Advisory Agreement of Berger Small Cap Value Fund); exercise voting rights on behalf of the Fund (applicable to the Current Advisory Agreement of Berger Mid Cap Value Fund only); maintain all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"); provide the Board with data and reports; and comply with the Trust's charter documents, currently effective registration statements, written policies, procedures and guidelines of the Fund, written instructions and directions of the Board of Trustees and the requirements of the 1940 Act, the Advisers Act and all other applicable federal and state laws and regulations.

         Each Current Advisory Agreement authorizes and directs Berger, absent instructions from the Trust to the contrary, to place Fund portfolio transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. Each Current Advisory Agreement also describes the circumstances under which Berger may pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged, as well as Berger's other brokerage practices with respect to the Fund.

         Each New Advisory Agreement contains substantially similar provisions except that Janus is granted broad authority to perform all management and administrative services necessary to operate the Fund (rather than enumerating such services) and except that the policies regarding the placement of brokerage transactions are not set forth in the Agreement itself but would be contained in the Fund's registration statement.

         Expenses. Each Current Advisory Agreement provides that Berger shall pay all its own costs and expenses incurred in fulfilling its obligations under the Agreement, as well as rental of offices of the Trust, fees of any subadviser engaged by Berger and compensation, fees and related expenses of the Trust's officers and Trustees, except for Trustees who are not interested persons of Berger. Each Current Advisory Agreement also provides that the Trust shall pay all expenses incidental to its operations and business not specifically assumed or agreed to be paid by Berger thereunder, provided, however, that, to the extent Berger performs certain administrative and clerical functions, the Trust shall compensate or reimburse Berger for its expenses incurred as Berger and the Trust shall agree from time to time. Berger currently provides administrative services to each Fund pursuant to a separate agreement for no additional compensation.

         The New Advisory Agreements contain substantially similar provisions except that they do not provide for compensation or reimbursement to Janus for administrative and clerical functions. Rather, Janus will provide such services pursuant to a separate administration agreement, which provides that Janus may be reimbursed for expenses. See "Administration Agreement" at page __.

         Compensation. In return for the services provided under each Current Advisory Agreement, each Fund pays Berger an advisory fee which is accrued daily and payable monthly. The advisory fee rates under the Current Advisory Agreements are as follows:

                                 AVERAGE DAILY NET ASSETS               ANNUAL FEE RATE
                                 ------------------------               ---------------
Small Cap Value Fund             on the first $500 million                  0.85%
                                 on the next $500 million                   0.80%
                                 over $1 billion                            0.75%

Small Cap Value Fund II          on the first $500 million                  0.85%
                                 on the next $500 million                   0.80%
                                 over $1 billion                            0.75%

Mid Cap Value Fund               on the first $500 million                  0.75%
                                 on the next $500 million                   0.70%
                                 over $1 billion                            0.65%

         In return for the services provided under each New Advisory Agreement, each Fund will pay Janus an advisory fee which is accrued daily and payable monthly. The annual advisory fee rates under the New Advisory Agreements are as follows:

Small Cap Value Fund                 0.75% of average daily net assets

Small Cap Value Fund II              0.75% of average daily net assets

Mid Cap Value Fund                   0.65% of average daily net assets

Each Current Advisory Agreement provides that Berger will be responsible for any fees of any subadviser it engages. The New Advisory Agreements for Berger Small Cap Value Fund and Berger Mid Cap Value Fund provide that each Fund will pay any subadviser engaged directly by Janus to subadvise the Fund and that the amount otherwise payable to Janus under the Agreement will be reduced by the amount of such subadvisory fees.

         During the fiscal year ended September 30, 2002, Berger Small Cap Value Fund, Berger Small Cap Value Fund II and Berger Mid Cap Value Fund paid approximately $25,688,000, $26,000 and $4,360,000, respectively, in aggregate advisory fees to Berger. If the advisory fee rates under the New Advisory Agreements had been in effect, Berger Small Cap Value Fund, Berger Small Cap Value Fund II and Berger Mid Cap Value Fund would have paid approximately $24,954,000, $24,000 and $3,827,000, respectively, in aggregate advisory fees. The expense table under Proposal 7 includes information on how overall expenses would differ as a result of the Fund Restructuring.

         Janus acts as investment adviser or subadviser to other investment companies with investment objectives similar to the Funds. Information on these similar investment companies, including advisory fee rates, net assets and aggregate advisory fees paid for each fund, is set forth in Exhibit B to this Proxy Statement.

         Liability of Investment Adviser. Each Current Advisory Agreement provides that Berger, any affiliate of Berger performing services for the Trust contemplated thereunder and any managers, members, owners and officers of Berger and such affiliates shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of their respective duties, or by reason of reckless disregard of their respective obligations and duties under the Agreement and except to the extent otherwise provided by law. Each New Advisory Agreement contains substantially similar provisions.

         Termination of the Agreements. Each Current Advisory Agreement terminates automatically in the event of its assignment. Each Current Advisory Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. Each Fund may terminate its Current Advisory Agreement either by the vote of a majority of the outstanding voting securities of the Fund or by the Board, including a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such party. Each New Advisory Agreement contains substantially similar provisions. On November 26, 2002, the Boards of Trustees gave notice of their intent to terminate the Current Advisory Agreements concurrent with the effectiveness of the New Advisory Agreements.

         Additional Information. The date of each Current Advisory Agreement, the date it was last approved by the Board of Trustees, the date when it was last approved by the shareholders of each Fund and the reason it was last submitted for shareholder approval are set forth in Appendix 3 to this Proxy Statement.

         Each New Advisory Agreement is contingent upon, and will become effective immediately prior to, the closing of the Reorganization (see Proposal
7) and will be in effect for an initial term ending on July 1, 2004. Each New Advisory Agreement for a Fund may be continued thereafter from year to year only if specifically approved at least annually by either the Trustees of the Trust of which the Fund is a series or the affirmative vote of a majority of the outstanding voting securities of the Fund, and, in either event, by the vote of a majority of the Trustees of the Trust who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

         Appendix 1 to this Proxy Statement provides information regarding the officers and directors of Janus and directors of Janus Group. [Except as indicated on Appendix 6, no officer or Trustee of either Trust is an officer, employee or director of Janus. No officer or Trustee of either Trust owns any securities of, or has any other material direct or indirect interest in, Janus or any of its affiliates. No Trustee of a Trust has had any direct or indirect material interest in any material transaction since October 1, 2001, or in any material proposed transactions, to which Janus or any parent or subsidiary of Janus was or is to be a party.]

AFFILIATED BROKERAGE TRANSACTIONS

         Berger may place portfolio transactions on an agency basis through DST Securities, Inc. ("DSTS"), a wholly owned subsidiary of DST Systems, Inc. ("DST"), pursuant to procedures adopted by the Boards of the Trusts. When transactions are effected through DSTS, the commission received by DSTS may be credited against, and thereby reduce, certain operating expenses that a Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. DSTS may be considered an affiliate of Berger due to the ownership interest of Janus Group in DST and Berger.

         Janus also intends to place portfolio transactions on an agency basis through DSTS, on the same terms, and subject to the Funds' procedures, described above. DSTS also may be considered an affiliate of Janus.

         The chart below sets forth the brokerage commissions paid to DSTS during the fiscal year ended September 30, 2002.


                                                                                        PERCENTAGE OF BROKERAGE
        NAME OF FUND                                COMMISSIONS PAID TO DSTS            COMMISSIONS PAID BY FUND
        ------------                                ------------------------            ------------------------
Berger Small Cap Value Fund                                  $34,000                              0.6%
Berger Small Cap Value Fund II                                    --                              0.0%
Berger Mid Cap Value Fund                                    $28,000                              0.8%

BOARD CONSIDERATIONS

         On September 3, 2002, Stilwell announced its intention to consolidate its investment operations under the "Janus" name. Since then, the Board of Trustees of each Trust, including the Trustees who are not "interested persons" of Berger, Janus or the Trust (the "Independent Trustees"), have met on several occasions with senior Janus personnel to discuss the Stilwell consolidation and proposals by Janus to assume management of the Funds and to integrate the Funds into the Janus family of funds. These discussion included an analysis of the potential benefits and risks to the Funds and their shareholders. The Independent Trustees were assisted in this process by their independent legal counsel and by independent consultants with special expertise in financial and mutual fund matters. The Board of Trustees also considered various alternatives to the assumption of investment management duties by Janus, including the appointment of another adviser and the merger or liquidation of certain Funds.

         In reviewing the proposal by Janus to assume management responsibility of the Funds and to integrate the Funds into the Janus family of funds, the Board requested and reviewed various materials including materials provided by Janus and by independent parties. These materials included information regarding Janus and its affiliates, and their respective personnel, operations and financial condition. Janus also provided its Form ADV filed with the Securities and Exchange Commission (the "SEC"), and information regarding the performance records and expenses of mutual funds currently managed by Janus. The Board of Trustees met with senior officers of Janus and its affiliates, and such personnel were available to discuss the operations of Janus, including the operations of affiliates who are proposed to provide services to the Funds. The Board of Trustees also met with the current trustees of the Janus funds who are proposed to be elected as the Trustees of each Trust pursuant to Proposal 6 and reviewed the Janus trustees' policies and procedures as they relate to Fund oversight.

         The Board of Trustees considered a number of factors in reviewing the New Advisory Agreements with Janus, including (1) Janus's commitment to continue the investment philosophies of the Funds through existing subadvisory relationships and the continued employment of the same investment management teams; (2) Janus's ability to expand the marketing efforts of the Funds through its marketing and distribution networks; (3) Janus's ability to provide trading, administrative, legal and accounting support to the Funds; (4) Janus's commitment to maintain the same or a lower overall expense ratio for each Fund;
(5) the expanded range of exchange opportunities that would be available to shareholders as members of the larger Janus family of funds; and (6) the similarities and differences between the Current Advisory Agreements and the New Advisory Agreements.

         The Board of Trustees also considered the nature and quality of the services provided by Janus to funds already managed by Janus. In reviewing the quality of services provided to those funds, the Board of Trustees considered comparative information. The Board of Trustees reviewed the financial condition and profitability of Janus, the quality and depth of Janus's organization in general and its ability to use economies of scale to contain the expenses of the Funds. The Board of Trustees also considered the soft-dollar practices of Janus. In addition, the Board of Trustees considered other services to be provided to the Funds by Janus, such as marketing, distribution, administrative services, shareholder services, assistance in meeting legal and regulatory requirements, and other services necessary for the Funds' operations. The Board of Trustees considered the fees to be paid to Janus for its investment advisory services to the Funds (in isolation and in conjunction with the proposed subadvisory fees - see Proposals 2 and 3), as well as compensation to be paid to Janus (or its affiliates) for nonadvisory services provided to the Funds. In connection with their review of such fees, the Board of Trustees reviewed information comparing the advisory fee rates of the New Advisory Agreements with the current rates and those of comparable funds.

         Based on their review, the Board of Trustees, including the Independent Trustees, concluded that the proposed advisory fees and other expenses of the Funds (as they are proposed to be managed by Janus) are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders should receive reasonable value in return for paying such fees and expenses.

         Based on the foregoing, at a meeting held on November 26, 2002, the Board of Trustees, including the Independent Trustees, voted to approve the New Advisory Agreements and to recommend them to shareholders for their approval.

         If shareholders of a Fund do not approve a New Advisory Agreement, then none of the proposals relating to the Fund Restructuring will take effect and the Board will take such further action as it deems to be in the best interests of that Fund and its shareholders. If the transactions contemplated by the Reorganization (see Proposal 7) take effect, each newly created Janus Fund into which the Berger Funds will be reorganized will have the same form of advisory agreement as is being proposed in this Proxy Statement. The Current Advisory Agreements will not remain in effect.

               THE BOARD OF TRUSTEES OF EACH TRUST RECOMMENDS THAT
           SHAREHOLDERS OF EACH FUND VOTE FOR THE APPROVAL OF THE NEW
                        ADVISORY AGREEMENT FOR YOUR FUND.

                     PROPOSAL 2: APPROVAL OF NEW SUBADVISORY
              AGREEMENTS WITH PERKINS, WOLF, MCDONNELL AND COMPANY
                       AND PWM NEWCO, LLC WITH RESPECT TO
                         BERGER SMALL CAP VALUE FUND AND
                            BERGER MID CAP VALUE FUND


INTRODUCTION

         Perkins, Wolf, McDonnell and Company ("PWM") currently serves as subadviser to the Berger Small Cap Value Fund and the Berger Mid Cap Value Fund pursuant to two separate subadvisory agreements between PWM and Berger (the "Current PWM Subadvisory Agreements").

         Each Current PWM Subadvisory Agreement provides for its termination upon the termination of the Current Advisory Agreement with Berger. Accordingly, each Current PWM Subadvisory Agreement will terminate automatically upon the termination of the Current Advisory Agreements with Berger. On November 26, 2002, the Board terminated each Current Advisory Agreement as of the effectiveness of the New Advisory Agreement with Janus as described in Proposal 1.

         In connection with the Fund Restructuring and Proposal 1 of this Proxy Statement, a new subadvisory agreement between PWM and Janus is being proposed for approval by shareholders of each Fund (the "New PWM Subadvisory Agreement"). The form of New PWM Subadvisory Agreement is attached to this Proxy Statement as Exhibit C. The terms of each New PWM Subadvisory Agreement are the same in all material respects as the terms of the corresponding Current PWM Subadvisory Agreement. PWM receives fifty percent (50%) of the advisory fees received by the adviser under the New PWM Subadvisory Agreements and Current PWM Subadvisory Agreements. Because the advisory fee rates paid to Berger and Janus differ, however, the effective rate received by PWM will differ. Under each New PWM Subadvisory Agreement, PWM will be paid directly by the Fund and not by Janus; however, the subadvisory fees are paid out of the advisory fees and do not increase the expenses paid by the Fund.

         In addition, in anticipation of the transaction between PWM and Janus, as described in the next paragraph, a new subadvisory agreement between PWM's successor (PWM NEWCO, LLC, as defined below) and Janus is also being proposed for approval by shareholders of each Fund subadvised by PWM (the "NEWCO Subadvisory Agreements"). You are being asked to approve both the New PWM and NEWCO Subadvisory Agreements because the transaction between PWM and Janus is not scheduled to close until after the Meetings. Your vote on the New PWM Subadvisory Agreements includes both the New PWM and NEWCO Subadvisory Agreements. If shareholders approve the New PWM Subadvisory Agreements and subsequent to the Meetings the transaction between PWM and Janus is not consummated, the New PWM Subadvisory Agreements, which would take effect as soon as practicable following the date of the Meetings, will continue in effect and the NEWCO Subadvisory Agreements will not take effect. The terms of each NEWCO Subadvisory Agreement are the same in all material respects as the terms of the corresponding Current PWM Subadvisory Agreement and are identical to the terms of the New PWM Subadvisory Agreements, except with respect to one of the parties (PWM versus PWM NEWCO, LLC), its effective date and the termination provisions.

         On December 2, 2002, Janus and PWM entered into a Unit Purchase Agreement pursuant to which PWM will contribute substantially all of its assets related to its investment advisory business to a newly formed limited liability company ("PWM NEWCO, LLC") and Janus will purchase thirty percent (30%) of the outstanding ownership interests in PWM NEWCO, LLC. PWM's broker-dealer operations will continue as a separate business.

         In addition, Janus will have call rights to purchase additional shares of PWM NEWCO, LLC in fourteen percent (14%) blocks beginning in the first quarter of 2004. After Janus owns at least 50% of the outstanding voting shares of PWM NEWCO, LLC, it could accelerate its purchase of the remaining units by calling all shares (or any 14% increment thereof) at a formula price. Janus will have the right to elect one-third (1/3) of the members of the board of managers of PWM NEWCO, LLC upon its initial investment. Janus will have the right to elect three-fifths (3/5) of the members of the board of managers when its ownership exceeds fifty percent (50%). As long as Janus owns less than fifty percent (50%) of the outstanding shares of PWM NEWCO, LLC, Janus will have certain minority shareholder protections, including rights to approve certain extraordinary transactions, loans out of the ordinary course, transactions with affiliates, material changes in the operating budget and compensation of principal officers and investment personnel.

         As conditions to the closing of Janus's initial investment and each subsequent investment, (1) key personnel of PWM, including the portfolio managers of your Funds, will be required to enter into employment agreements with PWM NEWCO, LLC; and (2) PWM, PWM NEWCO, LLC and Janus will enter into a Relationship Agreement and such Agreement shall be in full force and effect. The Relationship Agreement will set forth a framework of cooperation between the parties relating to marketing and distribution, product development and fee-sharing. Pursuant to the Relationship Agreement, PWM NEWCO, LLC will agree to provide exclusive services to Janus with respect to certain value investment strategies, including the strategies followed by the Funds. Further, PWM NEWCO, LLC will agree not to terminate a NEWCO Subadvisory Agreement with each Fund for at least two years following the closing of Janus's initial investment and only upon three years' notice thereafter, or upon a material breach by Janus of the NEWCO Subadvisory Agreement. Similarly, Janus will agree not to terminate a NEWCO Subadvisory Agreement except for "cause" for as long as the Relationship Agreement is in effect, where cause is defined to include, among other things, any material breach by PWM NEWCO, LLC of a NEWCO Subadvisory Agreement or the Relationship Agreement.

         Each New PWM Subadvisory Agreement provides for its automatic termination in the event of its assignment. The transfer of the New PWM Subadvisory Agreements from PWM to PWM NEWCO, LLC, together with the acquisition of thirty percent (30%) of the outstanding shares of PWM NEWCO, LLC by Janus and its related management and shareholder rights, may constitute an "assignment" of each New PWM Subadvisory Agreement under the 1940 Act. Each New PWM Subadvisory Agreement could be deemed to terminate in connection with Janus's purchase of shares of PWM NEWCO, LLC. Accordingly, the Board of Trustees is seeking your approval of the NEWCO Subadvisory Agreements as well as the New PWM Subadvisory Agreements.

         On November 26, 2002, the Board of Trustees of each Trust, including the Trustees who are not "interested persons" of Berger, PWM, Janus or the Trust, voted to approve the New PWM and NEWCO Subadvisory Agreements and to recommend their approval to shareholders.

         If shareholders of a Fund do not approve a New PWM Subadvisory Agreement for that Fund, the Board will take such further action as it deems to be in the best interests of that Fund and its shareholders. If shareholders of a Fund do not approve the New Advisory Agreement for that Fund with Janus, then the New PWM Subadvisory Agreement will not take effect and the Board will take such action as it deems to be in the best interests of shareholders. If the transactions contemplated by the Reorganization of any Fund (see Proposal 7) take effect, each newly created Janus fund into which that Fund will be reorganized will have the same form of subadvisory agreement as is being proposed in this Proxy Statement.

         EACH BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF APPROVAL OF THE NEW PWM SUBADVISORY AGREEMENTS AND NEWCO SUBADVISORY AGREEMENTS.

INFORMATION CONCERNING PWM

         Perkins, Wolf, McDonnell and Company ("PWM"), 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604, was organized in 1980 under the name Mac-Per-Wolf Co. to operate as a securities broker-dealer. In September 1983, it changed its name to Perkins, Wolf, McDonnell and Company. PWM is a member of the National Association of Securities Dealers, Inc. (the "NASD") and, in 1984, became registered as an investment adviser with the SEC. Immediately prior to the closing of Janus's initial investment, PWM will contribute substantially all of its assets related to its investment advisory business to PWM NEWCO, LLC. PWM NEWCO, LLC will succeed to the investment adviser registration of PWM and the same investment and senior management personnel will remain responsible for the day-to-day operations of the firm. The current officers and directors of PWM are as follows:

         Robert Hunter Perkins, 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604. President and Director, PWM and PWM NEWCO, LLC.

         Gregory Erhard Wolf, 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604. Treasurer, Director, Chief Operating Officer, PWM and PWM NEWCO, LLC.

         Norman Theodore Hans, Jr., 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604. Chief Compliance Officer, Secretary, PWM and PWM NEWCO, LLC.

         [Except as indicated on Appendix 6, no officer or Trustee of a Trust is an officer, employee or director of PWM or PWM NEWCO, LLC. No officer or Trustee of a Trust owns any securities of, or has any other material direct or indirect interest in, PWM or any of its affiliates. No Trustee of a Trust has had any direct or indirect material interest in any material transaction since October 1, 2001, or in any material proposed transactions, to which PWM or any parent or subsidiary of PWM was or is to be a party.]

BOARD CONSIDERATIONS

         In considering whether to approve the New PWM and NEWCO Subadvisory Agreements, the Board of Trustees of each Trust considered factors similar to those considered in approving the New Advisory Agreements, to the extent applicable. (See Proposal 1 for more information regarding the Boards' evaluation.) The Board took into account the investment performance of PWM as subadviser to the Funds and the plans of PWM management regarding its future operations. In addition, each Board requested and considered information regarding the proposed transaction between PWM NEWCO, LLC and Janus, various provisions of control granted to Janus over time and the potential impact of the transaction on the finances and operation of PWM NEWCO, LLC. Each Board also considered Janus's commitment to maintain the investment philosophy espoused by PWM and its commitment to retain key investment personnel, including the current portfolio managers of your Fund.

         The Trustees received materials regarding PWM and met with PWM management in person to discuss the effect of the Fund Restructuring and the Unit Purchase Agreement between PWM and Janus. The Trustees reviewed the nature and quality of the services provided by PWM to your Fund, including PWM's relative performance. The Trustees received information regarding the effect of the proposed transaction between PWM NEWCO, LLC and Janus on PWM's ability to deliver investment advisory services. In reviewing the fees to be paid to PWM for its services, the Trustees reviewed information comparing the subadvisory fee rates of the New PWM Subadvisory Agreements with the current rates and those for advisers of comparable funds.

         Based on the foregoing, at a meeting held on November 26, 2002, each Board of Trustees concluded that the subadvisory fee rates to be paid to PWM are fair and that the shareholders of each Fund have received and should continue to receive reasonable value in return for paying such fees. Each Board of Trustees, including the Trustees who are not "interested persons" of Berger, PWM, Janus or the Trust, then voted to approve the New PWM Subadvisory Agreements and NEWCO Subadvisory Agreements and to recommend them to shareholders for their approval.

COMPARISON OF THE NEW AND THE CURRENT PWM SUBADVISORY AGREEMENTS

         For purposes of comparing the subadvisory agreements, unless otherwise indicated, "New PWM Subadvisory Agreements" refers to both the New PWM and NEWCO Subadvisory Agreements.

         Subadvisory Services. Under each Current PWM Subadvisory Agreement, PWM manages the investment operations of the Fund and the composition of its investment portfolio. PWM determines what securities and other assets of the Fund will be acquired, held, disposed of or loaned and directs Berger with respect to the execution of trades in connection with such determinations, in conformity with the investment objectives, policies and restrictions and the other statements concerning the Fund in the Trust's charter documents and registration statements, the Advisers Act, all other applicable federal and state law and regulations, and the provisions of the Code applicable to the Fund as a registered investment company. Each Current PWM Subadvisory Agreement provides that PWM shall cause its officers to attend meetings and furnish certain oral and written reports; maintain all books and records required to be maintained under the 1940 Act; provide the Board with data and reports; provide Berger with information relating to PWM for regulatory filings and other issues; and comply with the Trust's charter documents, currently effective registration statements, written policies, procedures and guidelines of the Fund, written instructions and directions of the Board and the requirements of the 1940 Act, the Advisers Act and all other applicable federal and state laws and regulations.

         The provisions of each New PWM Subadvisory Agreement relating to the provision of such advisory services are substantially similar.

         Compensation. In return for the services provided under each Current PWM Subadvisory Agreement, Berger pays PWM a subadvisory fee that is accrued daily and payable monthly. The subadvisory fee rate is equal to fifty percent (50%) of the investment advisory fees paid to Berger. Based on this formula, the effective subadvisory fee rate for the Berger Small Cap Value Fund is 0.425% of the first $500 million of average daily net assets, 0.40% of the next $500 million of average daily net assets, and 0.375% of average daily net assets in excess of $1 billion, and the effective subadvisory fee rate for the Berger Mid Cap Value Fund is 0.375% of the first $500 million of average daily net assets, 0.35% of the next $500 million of average daily net assets, and 0.325% of average daily net assets in excess of $1 billion.

         The subadvisory fee rates under each New PWM Subadvisory Agreement are identical to the corresponding Current PWM Subadvisory Agreement, except that the subadvisory fees are paid by the Fund and are based on fifty percent (50%) of the investment advisory fees payable to Janus from the Fund net of any reimbursement of expenses or waivers incurred by Janus. As a result of the proposed advisory fee rates under the New Investment Advisory Agreement, however, the effective fee rate for Berger Small Cap Fund and Berger Mid Cap Value Fund, assuming no reimbursement of expenses or waivers incurred by Janus, will be .375% and .325%, respectively.

         During the fiscal year ended September 30, 2002, Berger paid PWM approximately $12,857,000 and $2,161,000, respectively, in subadvisory fees with respect to the Berger Small Cap Value Fund and the Berger Mid Cap Value Fund. If the New Investment Advisory Agreements and New PWM Subadvisory Agreements had been in effect, PWM would have received approximately $12,477,000 and $1,913,500 in subadvisory fees for Berger Small Cap Value Fund and Berger Mid Cap Value Fund, respectively.

         PWM acts as investment adviser or subadviser to other investment companies with investment objectives similar to those of these Funds. Information on these similar investment companies, including advisory fee rates, net assets and aggregate advisory fees paid for each fund, is set forth in Exhibit B to this Proxy Statement.

         Liability. Each Current PWM Subadvisory Agreement provides that PWM, any affiliate of PWM performing services for the Trust contemplated thereunder and any managers, members, owners and officers of PWM and such affiliates shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of reckless disregard of their respective obligations and duties under the Agreement and except to the extent otherwise provided by law. The provisions of the New PWM Subadvisory Agreements with respect to liability are substantially similar.

         Termination of Agreement. Each Current PWM Subadvisory Agreement terminates automatically in the event of its assignment and upon the termination of the corresponding Current Advisory Agreement with Berger. Each Current PWM Subadvisory Agreement may be terminated without penalty by the Fund either by the vote of a majority of its outstanding voting securities or by the Board upon sixty (60) days' written notice to PWM. Each Current PWM Subadvisory Agreement may be terminated without penalty by PWM upon sixty (60) days' written notice to Berger and the Fund. Each Current PWM Subadvisory Agreement may also be terminated by either party (or by the Fund with respect to PWM) if the other party materially breaches any of the representations and warranties in the Agreement if such breach is not cured within a twenty (20)-day period after notice of such breach. In addition, Berger or the Fund may terminate a Current PWM Subadvisory Agreement if PWM becomes unable to discharge its duties and obligations under the Agreement.

         The termination provisions of each New PWM Subadvisory Agreement are identical to the corresponding Current PWM Subadvisory Agreement, except that with respect to each NEWCO Subadvisory Agreement (i) Janus may terminate the agreement without cause upon sixty (60) days' written notice; and (ii) as described above, PWM NEWCO, LLC may not terminate the agreement for two years and only upon three years' notice thereafter.

         Additional Information. The date of each Current PWM Subadvisory Agreement, the date it was last considered and reviewed by the Trustees, the date when it was last approved by the shareholders of each Fund and the reason it was last submitted for shareholder approval are set forth in Appendix 3 to this Proxy Statement.

         Each New PWM Subadvisory Agreement is contingent upon, and will be effective immediately prior to, the closing of the Reorganization (see Proposal
7). Each New PWM Subadvisory Agreement will be in effect until it terminates in accordance with its terms, including until the consummation of the transaction between PWM and Janus. Each NEWCO Subadvisory Agreement will be effective upon the consummation of the transaction between PWM and Janus. Each NEWCO Subadvisory Agreement (or each New PWM Subadvisory Agreement if the transaction between PWM and Janus is not consummated) will be in effect for an initial term ending on July 1, 2004 and may be continued thereafter from year to year only if specifically approved at least annually by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund and, in either event, by the vote of a majority of the Trustees of the Trust who are not parties to the Agreement or interested persons of any such party or the Trust, cast in person at a meeting called for such purpose.

         If shareholders of a Fund do not approve a New PWM Subadvisory Agreement, the Trustees will take such action as they deem to be in the best interests of the Fund and its shareholders. If shareholders of a Fund do not approve the New Advisory Agreement with Janus, then the New PWM Subadvisory Agreement will not take effect and the Trustees will take such action as they deem to be in the best interests of the Fund and its shareholders.

        THE BOARD OF TRUSTEES OF EACH TRUST RECOMMENDS THAT SHAREHOLDERS
                OF EACH FUND VOTE FOR THE APPROVAL OF THE NEW PWM
                      SUBADVISORY AGREEMENTS FOR YOUR FUND.

                PROPOSAL 3: APPROVAL OF NEW SUBADVISORY AGREEMENT
                   WITH BAY ISLE FINANCIAL LLC WITH RESPECT TO
                         BERGER SMALL CAP VALUE FUND II


INTRODUCTION

         Bay Isle Financial LLC ("Bay Isle") currently serves as subadviser to the Berger Small Cap Value Fund II pursuant to a subadvisory agreement (the "Current Bay Isle Subadvisory Agreement") between Bay Isle and Berger. Bay Isle is currently a wholly owned subsidiary of Berger, which is a wholly owned subsidiary of Janus, and Janus serves as managing member of Bay Isle. In connection with the Fund Restructuring, it is expected that officers and directors of Bay Isle affiliated with Berger would resign and Bay Isle would approve new officers and directors. Janus has committed to maintain the investment management style of Bay Isle. Janus currently intends to keep the current investment management team of Bay Isle, including the portfolio manager of your Fund, in place.

         The Current Bay Isle Subadvisory Agreement provides for its termination upon the termination of the Current Advisory Agreement for Berger Small Cap Value Fund II with Berger. Accordingly, the Current Bay Isle Subadvisory Agreement will terminate automatically upon the termination of the Current Advisory Agreement with Berger. On November 26, 2002, the Board terminated the Current Advisory Agreement with Berger as of the effective date of the New Advisory Agreement with Janus, as described in Proposal 1.

         In connection with the Fund Restructuring and Proposal 1 of this Proxy Statement, a new subadvisory agreement between Bay Isle and Janus is being proposed for approval by shareholders of the Fund (the "New Bay Isle Subadvisory Agreement"). The form of New Bay Isle Subadvisory Agreement is attached to this Proxy Statement as Exhibit C. The terms of the New Bay Isle Subadvisory Agreement are the same in all material respects as the terms of the Current Bay Isle Subadvisory Agreement. The fee rate to be paid to Bay Isle under the New Bay Isle Subadvisory Agreement and Current Bay Isle Subadvisory Agreement is one hundred percent (100%) of the fee rate paid under the Investment Advisory Agreements with Berger and Janus, respectively. However, the fee rates paid to Berger and Janus differ (see Proposal 1).

         If shareholders of the Fund do not approve the New Bay Isle Subadvisory Agreement, the Board will take such further action as it deems to be in the best interests of the Fund and its shareholders. If shareholders of the Fund do not approve the New Advisory Agreement with Janus, then the New Bay Isle

Subadvisory Agreement will not take effect and the Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

         On November 26, 2002, the Board of Trustees of the Trust, including the Trustees who are not "interested persons" of Berger, Bay Isle, Janus or the Trust, voted to approve the New Bay Isle Subadvisory Agreement and to recommend its approval to shareholders.

         If the transactions contemplated by the Reorganization (see Proposal 7) take effect, the newly created Janus fund into which the Fund will be reorganized will have the same form of subadvisory agreement as is being proposed in this Proxy Statement.

         THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF APPROVAL OF THE NEW BAY ISLE SUBADVISORY AGREEMENT.

INFORMATION CONCERNING BAY ISLE

         Bay Isle, 475 14th Street, Suite 550, Oakland, California 94612, has been in the investment advisory business since 1987. Bay Isle serves as investment adviser or subadviser to mutual funds, institutional investors and individual separate accounts. Effective December 31, 2001, Berger acquired all of the outstanding shares of Bay Isle. On or about January 1, 2003, Berger became a wholly owned subsidiary of Janus and Bay Isle became an indirect wholly owned subsidiary of Janus. The current officers of Bay Isle are as follows:

         William Franz Kim Schaff, 475 14th Street, Suite 550, Oakland, California 94612. President and Chief Investment Officer, Bay Isle Financial LLC.

         Gary Pollock, 475 14th Street, Suite 550, Oakland, California 94612. Executive Vice President, Treasurer and Chief Operations Officer, Bay Isle Financial LLC.

         [No officer or Trustee of the Trust owns any securities of, or has any other material direct or indirect interest in, Bay Isle or any of its affiliates. No Trustee of the Trust has had any direct or indirect material interest in any material transaction since October 1, 2001, or in any material proposed transactions, to which Bay Isle or any parent or subsidiary of Bay Isle was or is to be a party.]

BOARD CONSIDERATIONS

         In considering whether to approve the New Bay Isle Subadvisory Agreement, the Board considered similar factors to those it considered in approving the New Advisory Agreements and New PWM Subadvisory Agreements, to the extent applicable. (See Proposals 1 and 2 for more information regarding the Board's evaluation.) Based on the facts that (1) the sole reason the Board considered the New Bay Isle Subadvisory Agreement was due to the Fund Restructuring and the New Advisory Agreement with Janus and is not related to the performance or structure of Bay Isle, and (2) the New Bay Isle Subadvisory Agreement is substantially similar to the Current Bay Isle Subadvisory Agreement, the Board did not conduct a special review on the operations of Bay Isle in approving the New Bay Isle Subadvisory Agreement. However, the Board of Trustees did consider the nature and quality of the services provided by Bay Isle to the Fund, including Bay Isle's relative performance. The Board of Trustees also requested a special presentation by Bay Isle at which the Fund Restructuring was discussed in detail, together with its potential impact on the operations of Bay Isle. In reviewing the fees to be paid to Bay Isle for its services, the Board of Trustees reviewed information comparing the subadvisory fee rate of the New Bay Isle Subadvisory Agreement with the current rate and those for advisers of comparable funds.

         Based on the foregoing, at a meeting held on November 26, 2002, the Board of Trustees concluded that the subadvisory fee rate to be paid to Bay Isle is fair and reasonable. The Board of Trustees, including the Trustees who are not "interested persons" of Berger, Bay Isle, Janus or the Trust, then voted to approve the New Bay Isle Subadvisory Agreement and to recommend it to shareholders for their approval.

COMPARISON OF NEW AND CURRENT BAY ISLE SUBADVISORY AGREEMENT

         Subadvisory Services. Under the Current Bay Isle Subadvisory Agreement, Bay Isle manages the investment operations of the Berger Small Cap Value Fund II and the composition of its investment portfolio. Bay Isle determines what securities and other assets of the Fund will be acquired, held, disposed of or loaned and directs Berger with respect to the execution of trades in connection with such determinations, in conformity with the investment objectives, policies and restrictions and the other statements concerning the Fund in the Trust's charter documents and registration statements, the Advisers Act, all other applicable federal and state law and regulations, and the provisions of the Code applicable to the Fund as a registered investment company. The Current Bay Isle Subadvisory Agreement provides that Bay Isle shall cause its officers to attend meetings and furnish certain oral and written reports; maintain all books and records required to be maintained under the 1940 Act; assist in the calculation of the Fund's net asset value; exercise voting rights on behalf of the Fund; provide the Board with data and reports; provide Berger with information relating to Bay Isle for regulatory filings and other issues; and comply with the Trust's charter documents, currently effective registration statements, written policies, procedures and guidelines of the Fund, written instructions and directions of the Board and the requirements of the 1940 Act, the Advisers Act and all other applicable federal and state laws and regulations.

         The provisions of the New Bay Isle Subadvisory Agreement are substantially similar.

         Compensation. In return for the services provided under the Current Bay Isle Subadvisory Agreement, Berger pays Bay Isle a subadvisory fee equal to one hundred percent (100%) of the advisory fee received by Berger net of any reimbursement of expenses paid by Berger to the Fund, which is accrued daily and payable monthly. Under the New Bay Isle Subadvisory Agreement, Bay Isle will receive one hundred percent (100%) of the advisory fees received by Janus net of any reimbursement of expenses; however, the advisory fee rate paid to Janus will differ. (See Proposal 1 for a discussion of the Investment Advisory Agreement.)

         During the fiscal year ended September 30, 2002, Berger paid Bay Isle approximately $26,000 in subadvisory fees with respect to the Berger Small Cap Value Fund II. If the New Investment Advisory Agreement and New Bay Isle Subadvisory Agreement had been in effect, Bay Isle would have received $24,000 in aggregate fees.

         Bay Isle acts as investment adviser or subadviser to other investment companies with investment objectives similar to those of the Fund. Information on these similar investment companies, including advisory fee rates, net assets and aggregate advisory fees paid for the fund, is set forth in Exhibit B to this Proxy Statement.

         Liability of Subadviser. The Current Bay Isle Subadvisory Agreement provides that Bay Isle, any affiliate of Bay Isle performing services for the Trust contemplated thereunder and any managers, members, owners and officers of Bay Isle and such affiliates shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement and except to the extent otherwise provided by law.

         The provisions of the New Bay Isle Subadvisory Agreement with respect to liability are substantially similar.

         Termination of Agreement. The Current Bay Isle Subadvisory Agreement terminates automatically in the event of its assignment and upon the termination of the corresponding Current Advisory Agreement with Berger. The Current Bay Isle Subadvisory Agreement may be terminated without penalty upon sixty (60) days' written notice by either party, or by the Fund with respect to Bay Isle, either by the vote of a majority of its outstanding voting securities or by the Board. The Current Bay Isle Subadvisory Agreement may also be terminated by Berger or the Fund if Bay Isle becomes unable to discharge its duties and obligations under the Agreement. The provisions of the New Bay Isle Subadvisory Agreement with respect to termination are substantially similar.

         Additional Information. The date of the Current Bay Isle Subadvisory Agreement, the date it was last considered and reviewed by the Trustees, the date when it was last approved by the shareholders of the Fund and the reason it was last submitted for shareholder approval are set forth in Appendix 3 to this Proxy Statement.

         The New Bay Isle Subadvisory Agreement is contingent upon, and will be effective immediately prior to, the closing of the Reorganization (see Proposal
7). The New Bay Isle Subadvisory Agreement will be in effect for an initial term ending on July 1, 2004, and may be continued thereafter from year to year only if specifically approved at least annually by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund, and in either event, by the vote of a majority of the Trustees of the Trust who are not parties to the Agreement or interested persons of any such party or the Trust, cast in person at a meeting called for such purpose.

         If shareholders of the Fund do not approve the New Bay Isle Subadvisory Agreement, the Board will take such further action as it deems to be in the best interests of the Fund and its shareholders. If shareholders of the Fund do not approve the New Advisory Agreement with Janus, then the New Bay Isle Subadvisory Agreement will not take effect and the Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

               THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT
              SHAREHOLDERS OF THE FUND VOTE FOR THE APPROVAL OF THE
                NEW BAY ISLE SUBADVISORY AGREEMENT FOR YOUR FUND.

                       PROPOSAL 4: APPROVAL OF CHANGES TO
                              FUNDAMENTAL POLICIES


INTRODUCTION

         Each Fund has adopted certain "fundamental" investment policies which can only be changed by shareholder vote. As described below, in connection with the Fund Restructuring, Janus recommended to each Board, and each Board is recommending to shareholders, that the fundamental investment policies of the Funds be amended or repealed to bring them in line with the fundamental policies of the Janus Funds. The effect of implementation of these proposals should be to reduce the burdens of monitoring, and ensuring compliance with, varying sets of fundamental policies - some differing from each other by only a few words - across the Janus Funds. Janus also recommended to each Board, and each Board is recommending to shareholders, that the investment objective of each Fund be changed from fundamental to non-fundamental. No material change in the Funds' investment strategies is expected as a result of the proposed changes to the Funds' fundamental investment policies.

         Although the proposed changes are designed to standardize the Funds' fundamental investment policies, shareholders may vote separately on each item. [This Proposal 4 is contingent upon, and will become effective immediately prior to, the closing of the Reorganization.] [If, however, the Reorganization is not approved, this proposal will not take effect.] [If, however, the Reorganization is not approved, this proposal will become effective on the close of business on ___________, 2003.]

         On November 26, 2002, the Board of Trustees of each Trust voted to approve the proposed changes to the Funds' fundamental policies and to recommend approval of the changes to shareholders.

         EACH BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE CHANGE TO EACH APPLICABLE FUNDAMENTAL POLICY.

(a)      DIVERSIFICATION (ALL FUNDS)

         Each Fund is diversified and, as a result, is currently subject to a fundamental policy providing that the Fund may not, with respect to 75% of the Fund's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer. If this proposal is approved by the shareholders of a Fund, the fundamental policy relating to diversification will be amended and restated to read as follows:

                  With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

         The proposed fundamental policy is substantially similar to the current policy and is intended to standardize the fundamental policies across the Janus Funds. If adopted by the shareholders of a Fund, this policy is not expected to alter the investment practices of the Fund.

(b)      CONCENTRATION  (ALL FUNDS)

         None of the Funds has adopted a policy of concentrating its investments in a particular industry. As a result, each Fund is currently subject to a fundamental policy providing that the Fund may not invest more than 25% of the value of its assets in any one industry. As permitted by the 1940 Act, each Fund excludes U.S. government securities from this limitation. In applying this restriction, each Fund uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neal & Co. Incorporated. If this proposal is approved by the shareholders of a Fund, the fundamental policy relating to concentration will be amended and restated to read as follows:

                  The Fund may not invest 25% or more of the value of its total assets in any particular industry (other than U.S. government securities).

         If the proposal is approved, the Funds will generally rely on industry classifications as published by Bloomberg L.P. or may use industry classifications as published by the SEC. The proposed fundamental policy is substantially similar to the current policy and is intended to standardize the fundamental policies across the Janus Funds. If adopted by the shareholders of a Fund, this policy is not expected to alter the investment practices of the Fund.

(c)      BORROWING (ALL FUNDS)

         Each Fund has adopted a fundamental policy relating to borrowing. Each Fund currently may borrow money for temporary or emergency purposes. Berger Small Cap Value Fund may borrow in an amount up to 5% of the value of its assets. Berger Small Cap Value Fund II and Berger Mid Cap Value Fund each may borrow in an amount up to 25% of its total assets from banks; provided that when borrowings exceed 5% of its total assets, the Fund will not purchase portfolio securities. If the proposal is approved by the shareholders of a Fund, the fundamental policy relating to borrowing will be amended and restated to read as follows:

                  The Fund may not borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions.

         The proposed fundamental policy provides increased flexibility with respect to borrowing as permitted by the 1940 Act. As a result, there is no restriction on borrowing for temporary or emergency purposes, and borrowings from banks may not exceed one-third of the value of a Fund's total assets. None of the Funds intends to change its borrowing practices. The proposal is intended to standardize the fundamental policies among the Janus Funds and to allow for the flexibility permitted under the 1940 Act. If adopted by the shareholders of a Fund, this policy is not expected to change the borrowing practices of a Fund or the risks associated with borrowing.

(d)      SENIOR SECURITIES (ALL FUNDS)

         Each Fund has adopted a fundamental policy relating to "senior securities." Berger Small Cap Value Fund II and Berger Mid Cap Value Fund may not issue senior securities (except to the extent permitted under the 1940 Act), and Berger Small Cap Value Fund may not issue senior securities as defined in the 1940 Act. If a proposal is approved by shareholders of a Fund, the fundamental policy relating to senior securities will be amended and restated to read as follows:

                  The Fund may not issue "senior securities" in contravention of the 1940 Act.

         The proposed fundamental policy is substantially similar to the current policy and is intended to standardize the fundamental policies across the Janus Funds. If adopted by the shareholders of a Fund, this policy is not expected to alter the investment practices of the Fund.

(e)      UNDERWRITING (ALL FUNDS)

         Each Fund has adopted a fundamental policy restricting its ability to act as an underwriter of securities issued by others. Berger Small Cap Value Fund currently may not act as an underwriter of securities issued by others or invest in restricted securities. Berger Small Cap Value Fund II and Berger Mid Cap Value Fund may not act as securities underwriter (except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security). If the proposal is approved by the shareholders of a Fund, the fundamental policy relating to underwriting securities issued by others will be amended and restated to read as follows:

                  The Fund may not act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

         The 1940 Act does not require funds to adopt fundamental policies relating to restricted securities. If the proposal is approved by shareholders of Berger Small Cap Value Fund, the Fund would be permitted to invest in restricted securities. Restricted securities are a type of illiquid security. Berger Small Cap Value Fund's policy regarding illiquid securities is described below in Proposal 4(q). The proposed fundamental policy regarding underwriting is substantially similar to the current policy and is intended to standardize the fundamental policies across the Janus Funds. If adopted by the shareholders of a Fund, this policy is not expected to alter the investment practices of a Fund.

(f)      LENDING (ALL FUNDS)

         Each Fund has adopted a fundamental policy relating to lending. Berger Small Cap Value Fund currently may not loan cash or portfolio securities, except in connection with the acquisition of debt securities which the Fund's investment policies and restrictions permit it to purchase. Berger Small Cap Value Fund II and Berger Mid Cap Value Fund each currently may not make loans, except that the Fund may enter into repurchase agreements and may lend portfolio securities in accordance with the Fund's investment policies. If the proposal is adopted by the shareholders of a Fund, the fundamental policy relating to lending will be amended and restated to read as follows:

                  The Fund may not lend any security or make any other loan if, as a result, more than 33?% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

         The proposed fundamental policy provides increased flexibility with respect to lending as permitted by the 1940 Act. As a result, lending is not restricted to the purchase of debt securities, repurchase agreements or otherwise in accordance with a Fund's investment policies, and a Fund may lend up to 33?% of the Fund's total assets as permitted by current SEC staff positions. The proposal is intended to standardize the fundamental policies among the Janus Funds and to allow for the flexibility permitted under the 1940 Act. If adopted by the shareholders of a Fund, this policy is not expected to materially change the lending practices of a Fund or the risks associated with lending. The proposal will give the Funds the ability to participate in securities lending arrangements, as well as allow the Funds to participate in an interfund lending facility with other Janus Funds pursuant to an order of the SEC.

(g)      REAL ESTATE (ALL FUNDS)

         Each Fund has adopted a fundamental policy relating to investing in real estate. Berger Small Cap Value Fund may not purchase or sell real estate or any other interests in real estate (including real estate limited partnership interests). Berger Small Cap Value Fund and Berger Mid Cap Value Fund may not invest in real estate (although each Fund may purchase shares of a real estate investment trust). If a proposal is adopted by shareholders of a Fund, the fundamental policy will be amended and restated to read as follows:

                  The Fund may not invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

         The proposed fundamental policy is substantially similar to the current policy and is intended to standardize the fundamental policies across the Janus Funds. If adopted by the shareholders of a Fund, this policy is not expected to alter the investment practices of a Fund.

(h)      COMMODITIES (ALL FUNDS)

         Each Fund has adopted a fundamental policy relating to investments in commodities. Each Fund currently may not invest in commodities or commodity contracts; however, Berger Small Cap Value Fund II and Berger Mid Cap Value Fund exclude certain derivatives from this restriction. If this proposal is approved by the shareholders of a Fund, the fundamental policy relating to commodities will be amended and restated to read as follows:

                  The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

         The proposed fundamental policy is substantially similar to the current policy and is intended to standardize the fundamental policies across the Janus Funds. If adopted by the shareholders of a Fund, this policy is not expected to alter the investment practices of a Fund.

(i)      INVESTMENT COMPANIES (ALL FUNDS)

         Each Fund has adopted a policy relating to the purchase of securities of investment companies. Each Fund may purchase securities of other investment companies provided that the purchase is in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission). Berger Small Cap Value Fund may also invest in other investment companies in connection with certain corporate transactions. Berger Small Cap Value Fund's policy is fundamental, and the policy of Berger Small Cap Value Fund II and Berger Mid Cap Value Fund is non-fundamental. If this proposal is approved by the shareholders of a Fund, the fundamental or non-fundamental policy, as the case may be, will be repealed and a fundamental policy relating to the purchase of securities of investment companies will be adopted as follows:

                  The Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

         The proposed fundamental policy provides the flexibility for a Fund to participate as a "feeder" fund in a "master-feeder" structure. There are no current plans for the Funds to participate in such a structure. The proposed policy does not prohibit a Fund from otherwise investing in other investment companies as permitted by the 1940 Act. The proposed policy is intended to standardize the fundamental policies across the Janus Funds. If adopted by the shareholders of a Fund, this policy is not expected to materially alter the investment practices of a Fund. The repeal of the current policies would allow the Funds to invest cash balances in a Janus money market fund pursuant to an exemptive order obtained from the SEC by the Janus Funds or other exemptive relief.

(j)      INVESTING FOR CONTROL OR MANAGEMENT (BERGER SMALL CAP VALUE FUND ONLY)

         Berger Small Cap Value Fund has adopted a fundamental policy which provides that it may not invest in companies for the purpose of acquiring control or management thereof. This policy is not required to be fundamental by the 1940 Act. The Janus Funds have adopted a substantially similar non-fundamental policy. If this proposal is approved by shareholders of the Fund, the fundamental policy relating to investing for control or management will be repealed and the Board will adopt a substantially similar non-fundamental policy for the Fund.

         The repeal of this fundamental policy is intended to standardize the fundamental policies across the Janus Funds. If approved by the shareholders of the Fund, the repeal is not expected to alter the investment practices of the Fund.

(k)      OFFICER AND TRUSTEE INVESTMENTS (BERGER SMALL CAP VALUE FUND ONLY)

         Berger Small Cap Value Fund has adopted a fundamental policy which provides that it may not invest or hold securities of any issuer if the officers and trustees of the Fund and its advisers own individually more than 1/2 of 1% of the securities of such issuer or together own more than 5% of the securities of such issuer. This policy derives from certain state securities laws to which the Fund is no longer subject. In addition, the 1940 Act does not have a parallel limitation. As a result, the Janus Funds have not adopted a similar policy. If this proposal is approved by shareholders of the Fund, the fundamental policy relating to investing in issuers when officers and trustees own such securities will be repealed.

         The repeal of this fundamental policy is intended to standardize the fundamental policies across the Janus Funds. If approved by the shareholders of the Fund, the repeal is not expected to alter the investment practices of the Fund.

(l)      JOINT TRADING ACCOUNTS (BERGER SMALL CAP VALUE FUND ONLY)

         Berger Small Cap Value Fund has adopted a fundamental policy which provides that the Fund will not participate on a joint or joint and several basis in any trading account in securities. Although Section 17(d) of the 1940 Act and Rule 17d-1 thereunder prohibit, among other things, certain joint trading accounts, the SEC may grant funds exemptive relief from such prohibitions. In addition, the 1940 Act does not require funds to adopt a fundamental policy with respect to joint trading accounts. As a result, the Janus Funds have not adopted a similar policy. If this proposal is approved by shareholders of the Fund, the fundamental policy relating to joint trading accounts will be repealed.

         The repeal of this fundamental policy is intended to standardize the fundamental policies across the Janus Funds. If approved by the shareholders of the Fund, the repeal is not expected to materially alter the investment practices of the Fund. The new policy would allow the Fund to participate in a joint trading account pursuant to an exemptive order obtained from the SEC by the Janus Funds.

(m)      UNSEASONED COMPANIES (BERGER SMALL CAP VALUE FUND ONLY)

         Berger Small Cap Value Fund has adopted a fundamental policy which provides that the Fund will not purchase securities of any company with a record of less than three years continuous operation (including that of predecessors) if such purchase would cause the cost of the Fund's investments in all such companies to exceed 5% of the Fund's total assets. This policy derives from certain state securities laws to which the Fund is no longer subject. In addition, the 1940 Act does not address "unseasoned companies." As a result, the Janus Funds have not adopted a similar policy. If this proposal is approved by shareholders of the Fund, the fundamental policy relating to unseasoned companies will be repealed.

         The repeal of this fundamental policy is intended to standardize the fundamental policies across the Janus Funds. If approved by the shareholders of the Fund, the repeal is not expected to alter the investment practices of the Fund.

(n)      TEN PERCENT (10%) OWNERSHIP (BERGER SMALL CAP VALUE FUND ONLY)

         Berger Small Cap Value Fund has adopted a fundamental policy which provides that the Fund will not invest in securities (except those of the U.S. government or its agencies) of any issuer if immediately thereafter the Fund would own more than 10% of that issuer's voting securities. In general the 1940 Act does not prohibit a fund from owning more than 10% of an issuer's voting securities. However, pursuant to the 1940 Act, a diversified fund (like the Fund) may not, with respect to 75% of its assets, own more than 10% of an issuer's voting securities. Accordingly, the Fund's policy is more restrictive than the 1940 Act. The Fund also has adopted the required policy relating to diversification. If this proposal is approved by shareholders of the Fund, the fundamental policy relating to ten percent (10%) ownership will be repealed.

         The repeal of this fundamental policy is intended to standardize the fundamental policies across the Janus Funds. If approved by the shareholders of the Fund, the repeal is not expected to alter the investment practices of the Fund.

(o)      PLEDGING (BERGER SMALL CAP VALUE FUND ONLY)

         Berger Small Cap Value Fund has adopted a fundamental policy which provides that the Fund may not pledge, mortgage or hypothecate any of its assets to secure a debt. This policy is not required to be fundamental by the 1940 Act. The Janus Funds have adopted a less restrictive non-fundamental policy. If this proposal is approved by shareholders of the Fund, the fundamental policy relating to pledging will be repealed. In addition, the Board will adopt a non-fundamental policy which generally provides that the Fund may not mortgage or pledge any securities owned or held by it in amounts that exceed, in the aggregate, 15% of its net asset value.

         The repeal of this fundamental policy is intended to standardize the fundamental policies across the Janus Funds. If approved by the shareholders of the Fund, the repeal is not expected to alter the investment practices of the Fund.

(p)      USE OF MARGIN AND SHORT SALES (BERGER SMALL CAP VALUE FUND ONLY)

         Berger Small Cap Value Fund has adopted a fundamental policy which provides that the Fund may not purchase securities on margin or sell short. This policy is not required to be fundamental by the 1940 Act. The Janus Funds have adopted less restrictive non-fundamental policies relating to the use of margin and short sales. If this proposal is approved by shareholders of the Fund, the fundamental policy relating to the use of margin and short sales will be repealed. In addition, the Board will adopt non-fundamental policies that permit the use of margin and short sales under certain circumstances.

         The repeal of this fundamental policy is intended to standardize the fundamental policies across the Janus Funds. If approved by the shareholders of the Fund, the repeal of this policy is not expected to alter the investment practices of the Fund.

(q)      ILLIQUID SECURITIES (BERGER SMALL CAP VALUE FUND ONLY)

         Berger Small Cap Value Fund has adopted a fundamental policy which provides that the Fund may not invest more than ten percent (10%) of the value of its net assets in illiquid securities, securities that are not readily marketable, repurchase agreements maturing in more than seven (7) days, written over-the-counter ("OTC") options and securities used as cover for written OTC options. The 1940 Act does not require that a fund's policy relating to illiquid securities be fundamental. In addition, the Fund's policy is more restrictive than SEC interpretations under the 1940 Act, which permit a fund to invest up to fifteen percent (15%) of its net assets in illiquid securities. If this proposal is approved by shareholders of the Fund, the fundamental policy relating to illiquid securities will be repealed. In addition, the Board will adopt a non-fundamental policy that permits the Fund to invest up to fifteen percent (15%) of its net assets in illiquid securities.

         The repeal of this fundamental policy is intended to standardize the fundamental policies across the Janus Funds. If approved by the shareholders of the Fund, the repeal of this policy is not expected to alter the investment practices of the Fund.

(r)      OIL, GAS AND MINERAL LEASES (BERGER SMALL CAP VALUE FUND ONLY)

         Berger Small Cap Value Fund has adopted a fundamental policy which provides that the Fund may not invest in oil, gas or mineral leases. The 1940 Act does not address such investments. This policy derives from certain state securities laws to which the Fund is no longer subject. If this proposal is approved by shareholders of the Fund, the fundamental policy relating to oil, gas and mineral leases will be repealed.

         The repeal of this fundamental policy is intended to standardize the fundamental policies across the Janus Funds. If approved by the shareholders of the Fund, the repeal of this policy is not expected to alter the investment practices of the Fund.

(s)      WARRANTS (BERGER SMALL CAP VALUE FUND ONLY)

         Berger Small Cap Value Fund has adopted a fundamental policy which provides that the Fund may not invest more than five percent (5%) of the value of its net assets in warrants or more than two percent (2%) of its net assets in warrants that are not listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ National Market System. This policy derives from certain state securities laws to which the Fund is no longer subject. The 1940 Act does not have a parallel limitation. If this proposal is approved by shareholders of the Fund, the fundamental policy relating to warrants will be repealed.

         The repeal of this fundamental policy is intended to standardize the fundamental policies across the Janus Funds. If approved by the shareholders of the Fund, the repeal of this policy is not expected to alter the investment practices of the Fund.

(t)      INVESTMENT OBJECTIVES (ALL FUNDS)

         The investment objective of each Fund is capital appreciation and is fundamental. Each Board recommends changing the investment objective of each Fund from fundamental to non-fundamental. If this proposal is approved by shareholders of a Fund, the Board would have the flexibility to reword or change the substance of the investment objective in response to changes in applicable law and the marketplace without incurring the time and costs associated with a shareholder vote. The Boards do not currently intend to change any Fund's investment objective.

         The proposed change is intended to conform to the practices of the Janus Funds, which all have investment objectives that are non-fundamental. If approved by the shareholders of a Fund, this change is not expected to alter the investment practices of the Fund.

               THE BOARD OF TRUSTEES OF EACH TRUST RECOMMENDS THAT
                   SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL
              OF THE APPLICABLE CHANGES TO EACH FUNDAMENTAL POLICY.

                   PROPOSAL 5: APPROVAL OF A DISTRIBUTION AND
                           SHAREHOLDER SERVICING PLAN
          (INSTITUTIONAL SHARES OF BERGER SMALL CAP VALUE FUND II ONLY)


INTRODUCTION

         As described in more detail in Proposal 7, as a result of the Reorganization, all three classes of Berger Small Cap Value Fund II will receive Class I Shares of Janus Adviser Small Cap Value Fund, which will pay distribution and shareholder servicing fees at an annual rate of .25% of average daily net assets. However, the Institutional Shares of Berger Small Cap Value Fund II are not currently subject to any distribution and shareholder servicing plan. Investor Shares and Service Shares of Berger Small Cap Value Fund II are also subject to a similar distribution and shareholder servicing plan, which provides for the payment of fees of up to .25% of average daily net assets. The Board of Trustees has approved a Distribution and Shareholder Servicing Plan for Institutional Shares of Berger Small Cap Value Fund II (the "Plan") that is substantially similar to the plan to which the Investor Shares and Service Shares are subject. The Plan was adopted in accordance with Rule 12b-1 under the 1940 Act and is often referred to as a "Rule 12b-1 plan." Because the Institutional Shares of Berger Small Cap Value Fund II currently do not pay any distribution and shareholder servicing fees, holders of Institutional Shares are being asked to vote separately to approve the Plan. If the transactions contemplated by the Reorganization (see Proposal 7) take effect, the Class I Shares of the newly created Janus Fund into which the Institutional Shares of the Fund will be reorganized will have a substantially similar form of distribution and shareholder servicing plan which authorizes the same level of fees being proposed in this Proxy Statement.

         A copy of the Plan is attached to this Proxy Statement as Exhibit D. Because distribution and shareholder servicing fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of a shareholder's investment and could cost long-term shareholders more than other types of sales charges. The Plan is contingent upon, and will become effective immediately prior to, the closing of the Reorganization (see Proposal 7). Although Institutional Shares of the Fund will pay distribution and shareholder servicing fees if this Proposal 4 is approved, as a result of the Reorganization, holders of Institutional Shares of the Fund are expected to pay lower fees overall. The expense table under Proposal 7 includes information on how expenses differ between the Institutional Shares of Berger Small Cap Value Fund II and Class I Shares of Janus Adviser Small Cap Value Fund.

         On November 26, 2002, the Board of Trustees of the Trust, including the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements, voted to approve the Plan with respect to the Institutional Shares of Berger Small Cap Value Fund II and to recommend its approval to shareholders.

         THE BOARD OF TRUSTEES RECOMMENDS THAT HOLDERS OF INSTITUTIONAL SHARES OF THE FUND VOTE IN FAVOR OF APPROVAL OF THE PLAN.

TERMS OF THE PLAN

         Under the Plan adopted in accordance with Rule 12b-1 under the 1940 Act, Institutional Shares of the Berger Small Cap Value Fund II may pay Berger a fee at an annual rate of up to .25% of the average daily net assets of Institutional Shares of the Fund. Under the terms of the Plan, the Fund is authorized to make payments to Berger for remittance to retirement and pension plan service providers, bank trust departments, brokers, financial advisers and other financial intermediaries as compensation for distribution and shareholder servicing performed with respect to Institutional Shares by such service providers. The Plan is a compensation type plan and permits the payment at an annual rate of up to .25% of the average daily net assets of Institutional Shares of the Fund for activities that are primarily intended to result in sales and retention of Institutional Shares of the Fund, including but not limited to preparing, printing and distributing prospectuses, statements of additional information, shareholder reports, and educational materials to prospective and existing investors, responding to inquiries by investors, receiving and answering correspondence and similar activities. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

         The Plan and any distribution and shareholder servicing agreement related to the Plan that is entered into by the Fund or Berger in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees of the Trust, and of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("Qualified Trustees"). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the Qualified Trustees, at a meeting called for that purpose. In addition, the Plan may be terminated at any time, without penalty, by vote of a majority of the outstanding Institutional Shares of the Fund or by vote of a majority of the Qualified Trustees.

BOARD CONSIDERATIONS

         In considering whether to approve the Plan, the Board considered the nature and potential amount of expenditures under the Plan. In approving the Plan for the Institutional Shares, the Board determined that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders, including holders of Institutional Shares, by contributing to the growth of the Fund's size and thus lowering its operating costs to each shareholder. The Board considered several factors, including that the Plan would (i) facilitate distribution of the Fund's shares, (ii) allow Janus to market the Fund to other institutional investors in a coordinated manner with other Janus products designed for such investors, and (iii) permit possible administrative and operating efficiencies through increased Fund size.

         Based on the foregoing, at a meeting held on November 26, 2002, the Board of Trustees concluded that there is a reasonable likelihood that the Plan will benefit the Institutional Shares of Berger Small Cap Value Fund II and its shareholders. The Board of Trustees, including the Qualified Trustees, then voted to approve the Plan and to recommend it to shareholders for their approval.

           THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT HOLDERS
          OF INSTITUTIONAL SHARES OF THE BERGER SMALL CAP VALUE FUND II
                         VOTE FOR APPROVAL OF THE PLAN.

                        PROPOSAL 6: ELECTION OF TRUSTEES

         In order to conform the board membership of your Fund to the Janus family of funds, the seven (7) persons shown below have been nominated to each Trust's Board to replace the current Trustees of the Trusts. Each nominee currently serves as a trustee of mutual funds managed by Janus. The persons named as proxies on the enclosed proxy card will vote for the election of all of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. The nominees, if elected, will take office immediately prior to the closing of the Reorganizations and will serve until the closing of the Reorganizations. If the Reorganizations are not approved by shareholders, the current Trustees of the Trusts will continue to serve as Trustees. All of the nominees have consented to serve as Trustees. However, if any nominee should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominees as the current Trustees may recommend.

         None of the nominees are currently Trustees of the Trusts. The following are the names of the nominees, together with a brief description of their principal occupations during the last five years.

----------------------------------------------------------------------------------------------------------------------
                                                      NOMINEES
----------------------------------------------------------------------------------------------------------------------
                                                                                    Number of Funds
                                                                                    in Berger Fund
Name, Age at                 Positions                       Principal              Complex to be     Other
December 31, 2002 and        Held with       Length of       Occupations During     Overseen by       Directorships
Address                      Funds           Time Served     the Past Five Years    Nominee           Held by Nominee
----------------------------------------------------------------------------------------------------------------------
                                                 INTERESTED NOMINEE
----------------------------------------------------------------------------------------------------------------------
Thomas H. Bailey*            N/A             Nominee         Formerly, President    7                 Trustee, Janus
100 Fillmore Street                                          (1978-2002) and                          Funds (59
Denver, CO 80206                                             Chief Executive                          portfolios).
Age: 65                                                      Officer (1994-2002)
                                                             of Janus Capital;
                                                             President and
                                                             Director
                                                             (1994-2002) of the
                                                             Janus Foundation;
                                                             Chairman and
                                                             Director
                                                             (1978-2002) of
                                                             Janus Capital
                                                             Corporation and
                                                             Director
                                                             (1997-2001) of
                                                             Janus Distributors,
                                                             Inc.
----------------------------------------------------------------------------------------------------------------------
                                                INDEPENDENT NOMINEES
----------------------------------------------------------------------------------------------------------------------
William F. McCalpin          N/A             Nominee         Executive Vice         7                 Founding
100 Fillmore Street                                          President and Chief                      Director and
Denver, CO 80206                                             Operating Officer of                     Board Chair,
Age: 45                                                      The Rockefeller                          Solar
                                                             Brothers Fund (a                         Development
                                                             private family                           Foundation;

----------------------------------------------------------------------------------------------------------------------
                                                      NOMINEES
----------------------------------------------------------------------------------------------------------------------
                                                                                    Number of Funds
                                                                                    in Berger Fund
Name, Age at                 Positions                       Principal              Complex to be     Other
December 31, 2002 and        Held with       Length of       Occupations During     Overseen by       Directorships
Address                      Funds           Time Served     the Past Five Years    Nominee           Held by Nominee
----------------------------------------------------------------------------------------------------------------------
                                                             foundation).                             Trustee and
                                                             Formerly, Director                       Vice
                                                             of Investments                           President,
                                                             (1991-1998) of The                       Asian Cultural
                                                             John D. and                              Council;
                                                             Catherine T.                             Trustee, Janus
                                                             MacArthur Foundation                     Funds (59
                                                             (a private family                        portfolios).
                                                             foundation).
----------------------------------------------------------------------------------------------------------------------
John W. McCarter, Jr.        N/A             Nominee         President and Chief    7                 Chairman of
100 Fillmore Street                                          Executive Officer of                     the Board,
Denver, CO 80206                                             The Field Museum of                      Divergence
Age: 64                                                      Natural History.                         LLC; Director
                                                             Formerly, Senior                         of A.M. Castle
                                                             Vice President                           & Co., Harris
                                                             (1987-1997) of                           Insight Funds
                                                             Booz-Allen &                             Trust (22
                                                             Hamilton, Inc. (a                        portfolios),
                                                             management                               W.W. Grainger,
                                                             consulting firm).                        Inc.; Trustee
                                                                                                      of WTTW
                                                                                                      (Chicago public
                                                                                                      television
                                                                                                      station), the
                                                                                                      University of
                                                                                                      Chicago and
                                                                                                      Chicago Public
                                                                                                      Education
                                                                                                      Fund; Trustee,
                                                                                                      Janus Funds
                                                                                                      (59 portfolios).
----------------------------------------------------------------------------------------------------------------------
Dennis B. Mullen             N/A             Nominee         Private Investor.      7                 Director, Red
100 Fillmore Street                                          Formerly (1997-1998)                     Robin Gourmet
Denver, CO 80206                                             Chief Financial                          Burgers, Inc.;
Age: 59                                                      Officer - Boston                         Trustee, Janus
                                                             Market Concepts,                         Funds (59
                                                             Boston Chicken,                          portfolios).
                                                             Inc., Golden, CO (a
                                                             restaurant chain).
----------------------------------------------------------------------------------------------------------------------
James T. Rothe               N/A             Nominee         Professor of           7                 Director,
100 Fillmore Street                                          Business, University                     Optika, Inc.;
Denver, CO 80206                                             of Colorado,                             Director,
Age: 59                                                      Colorado Springs,                        NeoCore Corp.;
                                                             CO.  Formerly,                           Trustee,

----------------------------------------------------------------------------------------------------------------------
                                                      NOMINEES
----------------------------------------------------------------------------------------------------------------------
                                                                                    Number of Funds
                                                                                    in Berger Fund
Name, Age at                 Positions                       Principal              Complex to be     Other
December 31, 2002 and        Held with       Length of       Occupations During     Overseen by       Directorships
Address                      Funds           Time Served     the Past Five Years    Nominee           Held by Nominee
----------------------------------------------------------------------------------------------------------------------
                                                             Distinguished                            Janus Funds
                                                             Visiting Professor                       (59 portfolios).
                                                             of Business
                                                             (2001-2002),
                                                             Thunderbird
                                                             (American Graduate
                                                             School of
                                                             International
                                                             Management),
                                                             Phoenix, AZ; and
                                                             Principal (1988 -
                                                             1999) of
                                                             Phillips-Smith
                                                             Retail Group,
                                                             Colorado Springs,
                                                             CO (a venture
                                                             capital firm).
----------------------------------------------------------------------------------------------------------------------
William D. Stewart           N/A             Nominee         Corporate Vice         7                 Trustee, Janus
100 Fillmore Street                                          President and                            Funds (59
Denver, CO 80206                                             General Manager of                       portfolios).
Age: 58                                                      MKS Instruments -
                                                             HPS Products,
                                                             Boulder, CO (a
                                                             manufacturer of
                                                             vacuum fittings and
                                                             valves).
----------------------------------------------------------------------------------------------------------------------
Martin H. Waldinger          Nominee         N/A             Consultant.            7                 Trustee, Janus
100 Fillmore Street                                                                                   Funds (59
Denver, CO 80206                                                                                      portfolios).
Age: 64
----------------------------------------------------------------------------------------------------------------------

----------

* Mr. Bailey is treated as an "interested person" of the Trusts by virtue of his past positions and continuing relationships with Janus.

         Each Board currently has five standing committees that each perform specialized functions as described below: an Audit Committee, Nominating Committee, Compensation Committee, Pricing Committee and Brokerage Committee. During the fiscal year ended September 30, 2002, the Board met seven times.

         The Audit Committee reviews the financial reporting process, the system of internal control, the audit process and each Trust's process for monitoring compliance with investment restrictions and applicable laws as well as the Company's Code of Ethics. The Audit Committee is currently comprised of only Independent Trustees, none of whom is standing for re-election as a Trustee. The current members of the Audit Committee are Michael Owen (Chair), Katherine A. Cattanach (Vice Chair), Dennis E. Baldwin, Paul R. Knapp, Harry T. Lewis, Jr., William Sinclaire and Albert C. Yates. The Audit Committee held four meetings during the fiscal year ended September 30, 2002.

         The Nominating Committee identifies and recommends individuals for Trusteeship. The Nominating Committee does not consider nominees recommended by shareholders. The Nominating

Committee is currently comprised of only Independent Trustees, none of whom is standing for re-election as a Trustee. The current members of the Nominating Committee are Katherine A. Cattanach (Chair), Michael Owen, Dennis E. Baldwin, Harry T. Lewis, Jr., William Sinclaire and Albert C. Yates. The Nominating Committee did not meet during the fiscal year ended September 30, 2002.

         The Compensation Committee determines and reviews the level of compensation for Independent Trustees. The Compensation Committee is currently comprised of only Independent Trustees, none of whom is standing for re-election as a Trustee. The current members of the Compensation Committee are Katherine A. Cattanach (Chair), William Sinclaire and Albert C. Yates. The Compensation Committee did not meet during the fiscal year ended September 30, 2002.

         The Pricing Committee determines the fair value of restricted securities and other securities for which market quotations are not readily available pursuant to procedures adopted by the Trustees. All of the members of the Pricing Committee are currently Independent Trustees except for Jack R. Thompson, and none of the members of the Pricing Committee are standing for re-election as Trustees. The Pricing Committee members are Harry T. Lewis, Jr. (Chair), Dennis E. Baldwin, Jack R. Thompson and Albert C. Yates. The Pricing Committee did not meet during the fiscal year ended September 30, 2002.

         The Brokerage Committee reviews and makes recommendations regarding matters related to the Company's use of brokerage commissions and placement of portfolio transactions. All of the members of the Brokerage Committee are currently Independent Trustees except for Jack R. Thompson, and none of the members of the Brokerage Committee are standing for re-election as Trustees. The Brokerage Committee members are Dennis E. Baldwin (Chair), Katherine A. Cattanach, Harry T. Lewis, Jr. and Jack R. Thompson. The Brokerage Committee held two meetings during the fiscal year ended September 30, 2002.

         Independent Trustees are compensated for their services according to a fee schedule, allocated among the Berger Funds. Neither the officers of the Trusts nor the Trustees receive any form of pension or retirement benefit from the Trusts. None of the nominees for election as trustees were compensated by any Berger Funds during the fiscal year ended September 30, 2002, and none of the current Trustees are standing for re-election as Trustees.

         The names of the current Trustees and officers of the Trusts, together with a brief description of their principal occupations during the last five years, are included in Appendix 6.

BOARD CONSIDERATIONS

         The current Board of Trustees met personally with the nominees. In addition to reviewing the backgrounds and qualifications of each nominee, the current Board of Trustees also reviewed the policies and practices followed by the trustees of the Janus Funds in their oversight of the Janus family of funds. The current Board of Trustees also took into consideration the fact that the nominees who are not interested persons of Janus have retained independent legal counsel.

         The current Board of Trustees also considered a proposal to establish an advisory board comprised of at least four of the current Independent Trustees of the Trusts (the "Advisory Board"). The Advisory Board is intended to facilitate the transition to the Janus family of funds and is expected to provide advice and make recommendations to the Boards of Trustees of the Janus Trusts (ad defined below under Proposal 7) regarding the Janus Funds into which the Berger Funds are reorganized. The current Board of Trustees anticipates that through this means shareholders of the Funds will have the continued benefit of their additional oversight during the transition period and for a reasonable time thereafter. Each member of the Advisory Board would be compensated at an annual rate of $60,000, and the chairman of the Advisory Board would receive an additional $5,000 annually, payable by the Janus Funds and by other funds managed by Janus into which other funds in the Berger family are reorganized.

                 THE BOARD OF TRUSTEES OF EACH TRUST RECOMMENDS
                       THAT SHAREHOLDERS OF EACH FUND VOTE
                        FOR THE ELECTION OF EACH NOMINEE.

                        PROPOSAL 7: APPROVAL OF AGREEMENT
                           AND PLAN OF REORGANIZATION


INTRODUCTION

         The Board of Trustees of each Trust, including all of the Independent Trustees, approved an Agreement and Plan of Reorganization (the "Reorganization Plan"), a copy of which is attached as Exhibit E, at a meeting held on November 26, 2002. Subject to its approval by shareholders of each Berger Fund with respect to such Berger Fund, the Reorganization Plan provides for the reorganization of each Berger Fund into a newly created Janus Fund (each a "Reorganization") as follows:

         BERGER FUND                                                   JANUS FUND
         -----------                                                   ----------
Berger Small Cap Value Fund                                  Janus Small Cap Value Fund
   Investor Shares                                              Investor Shares
   Institutional Shares                                         Institutional Shares
Berger Small Cap Value Fund II                               Janus Adviser Small Cap Value Fund
   Investor Shares                                              Class I Shares
   Institutional Shares                                         Class I Shares
   Service Shares                                               Class I Shares
Berger Mid Cap Value Fund                                    Janus Mid Cap Value Fund
   Investor Shares                                              Investor Shares
   Institutional Shares                                         Institutional Shares

As indicated above, shareholders of each class of Berger Small Cap Value Fund and Berger Mid Cap Value Fund will receive shares in a comparable class of the corresponding Janus Fund. However, all shareholders of Berger Small Cap Value Fund II will receive Class I shares of Janus Adviser Small Cap Value Fund. Shareholders of each Berger Fund will vote together as a single class on the Reorganization of their Fund. The Reorganization of each Berger Fund is not contingent upon approval by shareholders of any other Fund. The Reorganization of any Fund is contingent upon the appointment of Janus as investment adviser for that Fund (see Proposal 1), the approval of subadvisory agreements with PWM and Bay Isle, as applicable (see Proposals 2 and 3), the approval of changes in the Fund's fundamental policies (see Proposal 4), for holders of Institutional Shares of Berger Small Cap Value Fund II, the approval of the distribution and shareholder servicing plan (see Proposal 5) and the election by the shareholders of the Trust of those persons nominated as trustees (see Proposal 6) (the "Related Proposals"). As further discussed below, a vote for the Reorganization Plan for each Fund encompasses both approval of the Reorganization of the Fund and a temporary waiver of certain investment policies of the Fund to permit the transactions contemplated by the Reorganization Plan.

         If shareholders of your Fund do not approve the Reorganization or any Related Proposal applicable to your Fund, the Reorganization for your Fund will not take place and your Fund's Board will take such action as it deems to be in the best interests of your Fund, including resoliciting proxies or liquidating the Fund.

         On November 26, 2002, the Board of Trustees of each Trust, including the Independent Trustees, voted to approve the Reorganization Plan and to recommend its approval to shareholders.

         EACH BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF APPROVAL OF THE REORGANIZATION PLAN.

THE REORGANIZATION

         The Reorganization Plan provides that all of the assets and liabilities of each Berger Fund will be transferred to a corresponding Janus Fund on or about March 24, 2003 (the "Closing Date"), based on the net asset values of the respective Funds immediately after the close of the regular trading session on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) on the business day immediately prior to the Closing Date (the "Effective Time"). In exchange for the transfer of these assets and liabilities, the corresponding Janus Fund will simultaneously issue on the Closing Date of the Reorganization a number of full and fractional shares of that Janus Fund to the corresponding Berger Fund equal in value to the aggregate net asset value of the corresponding Berger Fund calculated as of the Effective Time of the Reorganization.

         Following the transfer of assets and liabilities in exchange for Janus Fund shares, the corresponding Berger Fund will distribute, in complete liquidation, pro rata to its shareholders of record, all the shares of the corresponding Janus Fund so received. Shareholders of the Berger Fund owning shares at the Effective Time of the Reorganization will receive a number of shares of the corresponding Janus Fund with the same aggregate value as the shareholder had in the Berger Fund at the Effective Time. Such distribution will be accomplished by the establishment of accounts in the names of the Berger Funds' shareholders on the share records of the Janus Funds' transfer agent. Each account will receive the respective pro rata number of full and fractional shares of the Janus Funds due to the shareholders of the corresponding Berger Fund. The Berger Fund then will be terminated. The Janus Funds will not issue share certificates to Berger Fund shareholders in connection with the Reorganizations. Shares of the Janus Funds to be issued will have no preemptive or conversion rights.

         The Reorganization Plan contains customary representations and warranties. The Reorganization Plan provides that the consummation of the Reorganization with respect to a Berger Fund and its corresponding Janus Fund is conditioned upon, among other things: (1) approval of the Reorganization by the Berger Fund's shareholders; (2) the receipt by the Funds of a tax opinion to the effect that the Reorganization will be tax-free for federal income tax purposes to the Berger Funds, their shareholders and the Janus Funds; and (3) approval of the establishment of an Advisory Board. The Reorganization Plan may be terminated by mutual agreement of the parties, or by either party if, before the Closing Date, any of the required conditions have not been met or the representations and warranties are not true.

         In connection with the Reorganizations, immediately prior to the closing, one share of each class of each newly created Janus Fund will be issued to the corresponding Berger Fund. Each Berger Fund as sole shareholder of the corresponding Janus Fund will then approve new investment advisory and subadvisory agreements with Janus, PWM and Bay Isle, as applicable, on the same terms as the new agreements described in Proposals 1, 2 and 3, the fundamental policies described in Proposal 4, the slate of nominees described in Proposal 6, and, with respect to Berger Small Cap Value Fund II, the distribution and shareholder servicing plan described in Proposal 5.

         Because each Fund's existing investment restrictions could preclude it from consummating the Reorganization in the manner contemplated by the Reorganization Plan, shareholders of the Funds are requested to authorize the temporary suspension of certain investment restrictions that restrict each Fund's ability to invest more than 25% of the value of its total assets in securities of one or more issuers conducting their principal activities in the same industry and restrictions on investments in other investment companies, as set forth in its Statement of Additional Information, as well as the temporary suspension of any other investment restriction of the Funds to the extent necessary to permit the consummation of the Reorganization. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspensions.

         As a result of the Reorganizations, Berger Fund shareholders will become shareholders of a newly created Janus Fund with the same investment objective, substantially similar investment strategies and policies and the same portfolio management team. As discussed in this Proxy Statement, there will be some changes as a result of the Reorganization. Janus will assume management responsibility for the Funds, and your Fund will have the same Trustees as the Janus Funds. Your Fund will also have fundamental restrictions consistent with the other Janus Funds; however, the changes in fundamental restrictions will not affect your Fund's principal investment strategies or approach. In addition, although overall Fund expenses are expected to decrease as a result of the Reorganization, all former shareholders of Berger Small Cap Value Fund II, including holders of Institutional Shares, will be subject to a distribution and shareholder servicing plan.

         Other changes also will occur as a result of the Reorganization. Janus and its affiliates, rather than Berger and its affiliates, will provide nonadvisory services to the Funds. In addition, although the Janus Funds are newly created series, they are series of existing trusts. Janus Small Cap Value Fund and Janus Mid Cap Value Fund are series of a business trust named Janus Investment Fund, and Janus Adviser Small Cap Value Fund is a series of a statutory trust named Janus Adviser Series (Janus Investment Fund and Janus Adviser Series are collectively referred to as the "Janus Trusts"). As a result, there are differences between the rights of shareholders of the Janus Trusts and the Trusts under their governing charter documents, bylaws and state law.

         Shareholder Rights. Berger Small Cap Value Fund is a series of Berger Omni Investment Trust, a Massachusetts business trust. The corresponding Janus Fund, Janus Small Cap Value Fund, is a series of Janus Investment Fund, also a Massachusetts business trust. As a result, shareholders will have similar rights before and after the Reorganization, except with respect to voting. Shareholders of Berger Small Cap Value Fund are entitled to one per share (and fractional votes for fractional shares). Shareholders of Janus Small Cap Value Fund are entitled to one vote for each dollar of net asset value of the Fund that they own. Under Massachusetts law, shareholders of each Fund could, under certain circumstances, be held liable for the obligations of their Fund. However, Janus Investment Fund's Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and provides indemnification for all losses and expenses of any Fund shareholder held liable for the obligations of the Fund.

         Berger Small Cap Value Fund II is a series of Berger Investment Portfolio Trust, a Delaware statutory trust. The corresponding Janus Fund, Janus Adviser Small Cap Value Fund, is a series of Janus Adviser Series, also a Delaware statutory trust. As a result, shareholders will have similar rights before and after the Reorganization. Shareholders of each Fund are entitled to one vote per share (and fractional votes for fractional shares). In addition, Delaware law and each Trust Instrument generally provide that shareholders are not personally liable for acts, omissions, liabilities or obligations of any kind of the respective Trust.

         Berger Mid Cap Value Fund is also a series of Berger Investment Portfolio Trust, a Delaware statutory trust, and Janus Mid Cap Value Fund is a series of Janus Investment Fund, a Massachusetts business trust. As a result, shareholder voting rights will change as a result of the Reorganization, as discussed above. In addition, shareholders of the newly created Janus Fund could, under certain circumstances under Massachusetts law, be held liable for the obligations of their Fund. However, as discussed above, Janus Investment Fund's Declaration of Trust disclaims such liability and provides indemnification for shareholders.

         Current Service Providers. Currently, Berger and its affiliates provide distribution, shareholder services and administrative services to the Funds. Contingent upon the approval of the Reorganizations and entering into the New Advisory Agreements with Janus, Janus and its affiliates will provide distribution, shareholder services and administrative services to the Funds. A description of the current arrangements and fees paid to Berger and its affiliates is set forth in Appendix 2. Although the fees charged by Janus and its affiliates may differ compared to the current structure, it is anticipated that the net overall expense ratio for each Fund would remain the same or be lower than the current expense ratio. The services to be provided by Janus and its affiliates to shareholders of the Funds would be similar to those currently provided by Berger and its affiliates. However, unlike the Berger Funds, the Janus Funds do not offer the Low Minimum Investment Plan or SIMPLE IRAs.

         The following comparative fee tables show the annual Fund operating expenses (as a percentage of net assets) for each Berger Fund as of September 30, 2002 and the pro forma effect of the New Advisory Agreements, 12b-1 fees and other fees resulting from the Fund Restructuring.

                                                      BERGER SMALL CAP          JANUS SMALL CAP VALUE
                                                         VALUE FUND                     FUND
                                                     (INVESTOR SHARES)            (INVESTOR SHARES)
                                                     -----------------          ---------------------
Management Fees...............................               0.78%                        0.75%
Distribution (12b-1) Fees.....................               0.25%                        0.00%
Other Expenses................................               0.14%                        0.37%
                                                             ----                         ----
Total Annual Operating Expenses...............               1.17%                        1.12%
   Less Fee Waivers...........................              (0.02)%(1)                    0.00%
                                                            -----                         ----
Net Expenses..................................               1.15%                        1.12%

                                                   BERGER SMALL CAP VALUE       JANUS SMALL CAP VALUE
                                                            FUND                         FUND
                                                   (INSTITUTIONAL SHARES)       (INSTITUTIONAL SHARES)
                                                   ----------------------       ----------------------
Management Fees...............................                0.78%                        0.75%
Distribution (12b-1) Fees.....................                0.00%                        0.00%
Other Expenses................................                0.04%                        0.26%
                                                              ----                        -----
Total Annual Operating Expenses...............                0.82%                        1.01%
   Less Fee Waiver..........................                  0.01%                       (0.19)%(2)
                                                              ----                        -----
Net Expenses................................                  0.82%                        0.82%

                                          BERGER SMALL        BERGER SMALL         BERGER SMALL        JANUS ADVISER
                                           CAP VALUE           CAP VALUE            CAP VALUE            SMALL CAP
                                            FUND II              FUND II             FUND II             VALUE FUND
                                           (INVESTOR         (INSTITUTIONAL         (SERVICE             (CLASS I
                                            SHARES)              SHARES)             SHARES)              SHARES)
                                          ------------       --------------        ------------        -------------
Management Fees....................            0.85%               0.85%                0.85%                0.75%
Distribution (12b-1) Fees..........            0.25%               0.00%                0.25%                0.25%
Other Expenses.....................            2.17%               1.64%                3.76%                1.10%
                                              -----                ----                -----                 ----
Total Annual Operating Expenses....            3.37%               2.49%                4.66%                2.10%
   Less Fee Waivers...............            (0.43)%(3)           0.00%               (1.48)%(3)           (0.35)%(4)
                                              -----                ----                -----                -----
Net Expenses.......................            2.96%               2.49%                3.18%                1.75%

                                                        BERGER MID CAP               JANUS MID CAP
                                                          VALUE FUND                   VALUE FUND
                                                       (INVESTOR SHARES)            (INVESTOR SHARES)
                                                       -----------------            -----------------
Management Fees...............................               0.75%                       0.65%
Distribution (12b-1) Fees.....................               0.25%                       0.00%
Other Expenses................................               0.17%                       0.43%
                                                             ----                        ----
Total Annual Operating Expenses...............               1.17%                       1.08%

                                                         BERGER MID CAP             JANUS MID CAP
                                                           VALUE FUND                 VALUE FUND
                                                     (INSTITUTIONAL SHARES)     (INSTITUTIONAL SHARES)
                                                     ----------------------     ----------------------
Management Fees...............................               0.65%                      0.65%
Distribution (12b-1) Fees.....................               0.00%                      0.00%
Other Expenses................................               0.13%                      0.28%
                                                             ----                       ----
Total Annual Operating Expenses...............               0.78%                      0.93%
   Less Fee Waivers                                          0.00%                     (0.15)%(2)
                                                             ----                      -----
Net Expenses                                                 0.78%                      0.78%

----------

(1) Pursuant to a written agreement, Berger waives a portion of the 12b-1 fee by the amount such fee is not used in connection with the distribution or servicing of the Investor Shares of Berger Small Cap Value Fund during any period in which the Fund remains closed to new investors.

(2) In connection with the Fund Restructuring, Janus has agreed to waive transfer agency fees for the Institutional Shares of Janus Small Cap Value Fund and Janus Mid Cap Value Fund through July 1, 2004 such that the net expenses of the Institutional Shares of such Funds are the same as the expense ratio of the Institutional Shares of Berger Small Cap Value Fund and Berger Mid Cap Value Fund, respectively, as of October 31, 2002.

(3) Pursuant to a written agreement, Berger reimburses the Investor Shares and Service Shares of Berger Small Cap Value Fund II to the extent that transfer agency, shareholder reporting and registration expenses exceed 0.25% of the average daily net assets of the respective class during the fiscal year.

(4) Janus has contractually agreed to waive total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) for Class I Shares of Janus Adviser Small Cap Value Fund to the level indicated until at least July 1, 2004.

         Distribution Arrangement. In connection with the Fund Restructuring, each Board of Trustees overseeing the newly created Janus Funds has approved Janus Distributors as principal underwriter of each acquiring Janus Fund (and class thereof) in the continuous offering of its shares. Pursuant to a Distribution Agreement between Janus Distributors and each Janus Trust, Janus Distributors will be authorized to solicit, as agent of the Trust, unconditional orders for purchases of Fund shares. Janus Distributors will not receive any compensation under the Distribution Agreement but may be paid to the extent authorized under any applicable Rule 12b-1 Plan.

         Administration Agreement. Each Board of Trustees overseeing the newly created Janus Funds has approved an Administration Agreement between Janus and each Janus Trust on behalf of each acquiring Janus Fund. Pursuant to such Agreement, Janus or an affiliate will be responsible for providing or arranging for the provision of most administrative services necessary to operate the Funds, including, without limitation, fund accounting, preparation of registration statements and other filings, valuation of securities, and legal and compliance functions. Janus or an affiliate may be reimbursed for its expenses pursuant to the Administration Agreement.

         Transfer Agency Agreement. Each Board of Trustees overseeing the newly created Janus Funds has approved a Transfer Agency Agreement with Janus Services LLC. Janus Services LLC will receive annual fees in the amount of 0.16% or 0.25% of the average daily net assets of each Fund (depending on the distribution channel), plus certain out-of-pocket expenses.

FEDERAL INCOME TAXES

         Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, neither the Berger Funds nor their shareholders will recognize taxable gain or loss as a result of the Reorganization; the tax basis of the Janus Fund shares received by shareholders will be the same in the aggregate as the basis of the Berger Fund shares exchanged; and the holding period of the Janus Fund shares received will include the holding period of the Berger Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. As a condition to the closing of the Reorganizations, the Trusts and the Janus Trusts will receive a tax opinion to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganizations has been requested. The tax opinion is not binding on the Internal Revenue Service or a court and does not preclude the Internal Revenue Service from asserting or adopting a contrary position.

BOARD CONSIDERATIONS

         The Independent Trustees of the Trusts reviewed the potential implication of these proposals for the Reorganizations discussed in this Proxy Statement as well as for various other Berger funds for which they serve as board members. They were assisted in this review by their independent legal counsel and by special consultants with special expertise in financial and mutual fund matters.

         The Boards of Trustees, including the Independent Trustees, considered the Reorganization at a number of meetings. On November 26, 2002, the Boards of Trustees, including the Independent Trustees, voted to approve the Reorganizations and to recommend their approval to shareholders. In reviewing the Reorganizations, the Boards, including the Independent Trustees, were presented with information to assist them in evaluating the Reorganizations, such as: (1) the terms and conditions of the Reorganizations; (2) the compatibility of the Funds' objectives, limitations and policies; (3) estimated expense ratios for the Janus Funds and any changes in fees to be paid or borne by shareholders of the Funds (directly or indirectly) after the Reorganizations;
(4) the fact that each Reorganization is expected to be free from federal income taxes; (5) any direct or indirect federal income tax consequences to the shareholders of the Funds; (6) the fact that the Janus Funds will assume all of the liabilities of the Berger Funds; (7) the fact that the Reorganization expenses incurred by the Funds will be borne by Janus and not the Funds; (8) the fact that services to be provided to shareholders of the Berger Funds after the Reorganizations would be similar to those currently provided; and (9) the fact that shareholders would have access through exchange privileges to a larger group of funds.

         At the meeting, each Board, including all of the Independent Trustees, determined that the Reorganizations are in the best interests of each Berger Fund and that the interests of existing Berger

Fund shareholders will not be diluted as a result of the Reorganizations. The Boards, including the Independent Trustees, concluded that the proposed Reorganizations were the best course available to the Berger Funds from among the possible alternatives, including liquidation. In reaching that conclusion, the Boards noted that each Berger Fund will have the same investment objectives and policies as those of the corresponding Janus Fund and that the Berger Funds would not bear any expenses in connection with the Reorganizations. The Boards also noted the lower or equal expense ratios of the Janus Funds.

                 THE BOARD OF TRUSTEES OF EACH TRUST RECOMMENDS
                         THAT SHAREHOLDERS OF EACH FUND
                  VOTE FOR APPROVAL OF THE REORGANIZATION PLAN.

                    ADDITIONAL INFORMATION ABOUT THE MEETINGS


GENERAL

         This solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the Trusts. In addition, Georgeson Shareholder Communications Inc. ("GS"), our proxy solicitor, may be paid to solicit shareholders of the Funds. The total cost of such services is estimated to be $150,000. The costs of preparing, printing and mailing the Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including the fees of GS, will be paid by Janus and/or the subadvisers. Janus will also reimburse brokerage firms and other financial intermediaries for their reasonable expenses in forwarding solicitation materials to the beneficial owners of shares.

         The Trusts may arrange to have votes recorded by telephone. If the Trusts record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize voting in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked in the same manner as that proxies voted by mail may be revoked.

         The Trusts may also arrange to have votes submitted over the Internet. In order to use this feature, you should go to www.proxyvote.com and enter the control number set forth on your proxy card(s). You will be prompted to follow a simple set of instructions. Proxies voted on the Internet may be revoked in the same manner as proxies voted by mail may be revoked.

QUORUM AND VOTING

         For the Berger Small Cap Value Fund, a majority of the shares of the Fund entitled to vote, present in person or by proxy, constitutes a quorum. For the Berger Small Cap Value Fund II and Berger Mid Cap Value Fund, one-third of the shares of the Fund entitled to vote, present in person or by proxy, constitutes a quorum.

         For purposes of determining the presence of a quorum for transacting business at the Meetings, abstentions and broker "nonvotes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly. For purposes of the proposals, except for the election of Trustees, abstentions and broker nonvotes will have the effect of a "no" vote. For purposes of the election of Trustees, abstentions and broker nonvotes will not be counted in favor of, but will have no other effect on, the vote.

         Each of Proposals 1, 2, 3, 4, 5 and 7 requires the affirmative vote with respect to any Fund of the lesser of (1) 67% of the outstanding shares of the Fund present at the Meetings if more than 50% of the shares of the Fund outstanding on the Record Date are present in person or by proxy or (2) more than 50% of the shares of the Fund outstanding on the Record Date. For Proposal 4, shareholders may vote on each fundamental policy separately. For Proposal 5, "Fund" refers to the Institutional Shares of the Berger Small Cap Value Fund II.

         For Proposal 6, the election of Trustees, Berger Small Cap Value Fund II, Berger Mid Cap Value Fund and four other series of the Berger Investment Portfolio Trust to which this Proxy Statement does not relate, vote together, and requires the affirmative vote of a plurality of the shares of the Berger Investment Portfolio Trust present at the Meetings, which means the nominees receiving the greatest number of votes will be elected. For Berger Small Cap Value Fund, the election of Trustees requires the affirmative vote of a plurality of the shares of the Fund present at the Meeting.

         In the event that the necessary quorum to transact business or the votes required to approve a proposal are not obtained at the Meetings, the persons named as proxies on the proxy card may propose one or more adjournments of the Meetings, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment as to a Fund will require the affirmative vote of the majority of the Fund's shares present in person or by proxy at the Meetings. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of shareholders.

OWNERSHIP OF FUND SHARES

         To the best of each Trust's knowledge, as of December 31, 2002, no person owned beneficially more than five percent (5%) of any Fund's outstanding shares, except as set forth in Appendix 4 to this Proxy Statement.

         Appendix 5 sets forth the number of shares of each Fund beneficially owned by each Trustee, the Trustees and officers as a group and each nominee, as well as the dollar range of the value of shares of each Fund and all Berger Funds overseen by each Trustee and to be overseen by each nominee, as of ___________, 2002.

SUBMISSION OF SHAREHOLDER PROPOSALS

         The Trusts do not generally hold annual shareholders' meetings, but will hold special meetings as required or deemed desirable. Because each Trust does not hold regular shareholders' meetings, the anticipated date of the next special shareholders' meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting of a Trust or a Fund should send their written proposals to the Secretary of the applicable Trust. Proposals must be received a reasonable time before a Trust begins to print and mail its proxy materials for the meeting.

OTHER MATTERS TO COME BEFORE THE MEETINGS

         The Trustees do not intend to present any other business at the Meetings, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the

Meetings, the persons named as proxies will vote on such other matter(s) in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY IN ORDER TO AVOID UNNECESSARY DELAY AND COST. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                       By Order of the Boards of Trustees



                                       Sue Vreeland
                                       Secretary
             , 2003
-------------

                                    EXHIBIT A

                             FORM OF NEW INVESTMENT
                               ADVISORY AGREEMENT

                                 [NAME OF FUND]
                          (A SERIES OF [NAME OF TRUST])

         THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this ___day of __________, 2003, between [NAME OF TRUST], a [Delaware/Massachusetts] business trust (the "Trust"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("JCM").

                                   WITNESSETH:

         WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

         WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the [Name of Fund] (the "Fund"); and

         WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as investment adviser to the Fund.

         NOW, THEREFORE, the parties agree as follows:

         1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the [Trust Instrument/Declaration of Trust], bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment recommendations of JCM, and the investment considerations which have given rise to those recommendations. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, JCM is authorized to engage one or more subadvisers in connection with JCM's duties and responsibilities under this Agreement, which subadvisers may be affiliates of JCM.

         3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by duly appointed subadvisers or affiliates of) the management and administrative services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCM to be necessary or desirable. JCM shall generally monitor and report to Fund officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the Securities Act of 1933, as amended. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

         4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

                  (a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

                  (b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

                  (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

                  (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof; and

                  [Small Cap Value Fund and Mid Cap Value Fund only: (e) to compensate any subadviser engaged by JCM pursuant to the authority granted in Section 1 hereof.]

         5. Compensation. The Trust shall pay to JCM for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of [Small Cap Value Fund and Small Cap Value Fund II only:
0.75%] [Mid Cap Value Fund only: 0.65%] of the daily closing net asset value of the Fund (1/366 of [Small Cap Value Fund and Small Cap Value Fund II only:
0.75%] [Mid Cap Value Fund only: 0.65%] of the daily closing net asset value of the Fund in a leap year) [Small Cap Value Fund and Mid Cap Value Fund only: provided that any amounts due pursuant to Section 4(e) above shall be paid directly to such subadviser by the Fund and shall reduce the amount payable to Janus hereunder.]

         6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund's operations without reimbursement from the Fund:

                  (a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not interested persons of JCM; and

                  (b)      Rental of offices of the Trust.

                  [Small Cap Value Fund II only: (c) Fees of any subadviser engaged by JCM pursuant to the authority granted in Section 1 hereof.]

         7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not interested persons of JCM; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in [Delaware/Massachusetts]; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection the membership of the Trust in any trade association or other investment company organization.

         8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

         9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

         10. Term. This Agreement shall continue in effect until July 1, 2004, unless sooner terminated in accordance with its terms, shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to July 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

         11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of JCM and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

         12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

         13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

         14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this
Section 14, "JCM" shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

         15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

         16. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the SEC under said Act and as may be then in effect.

         17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

         IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.


                                       JANUS CAPITAL MANAGEMENT LLC


                                       By:
                                          --------------------------------------
                                          Thomas A. Early, Vice President


                                       [NAME OF TRUST]


                                       By:
                                          --------------------------------------

                                    EXHIBIT B

                              INFORMATION FOR OTHER
                          FUNDS WITH SIMILAR OBJECTIVES

                                                       FUNDS ADVISED BY JANUS
                                                       ----------------------
                                                                                                                  NET ASSETS AS OF
                     FUND                                     OBJECTIVE                            FEE RATE           10/31/02
                     ----                                     ---------                            --------       ----------------
Janus Special Situations Fund              Seeks capital appreciation by investing                 0.65%          $   614,345,133
                                           primarily in common stocks believed to be
                                           overlooked or undervalued by other investors.

Janus Strategic Value Fund                 Seeks long-term growth of capital by investing          0.65%          $ 1,288,825,227
                                           primarily in common stocks believed to be
                                           undervalued relative to their intrinsic worth.

Janus Adviser Strategic Value Fund         Seeks long-term growth of capital by investing          0.65%(1)       $     3,792,856
                                           primarily in common stocks believed to be
                                           undervalued relative to their intrinsic worth.

Janus Aspen Strategic Value Portfolio      Seeks long-term growth of capital by investing          0.65%(1,2)     $    18,885,001
                                           primarily in common stocks believed to be
                                           undervalued relative to their intrinsic worth.

Janus Global Value Fund                    Seeks long-term growth of capital by investing          0.65%          $   149,944,263
                                           primarily in common stocks of companies of any
                                           size believed to be undervalued relative to
                                           their intrinsic worth located throughout the
                                           world.


----------

(1) For Janus Adviser Strategic Value Fund and Janus Aspen Strategic Value Portfolio, Janus was paid 0.00% in management fees (net of fee waivers) for the period ending 9/30/02 based on each Fund's average net assets. Janus's fee waivers exceeded its management fees for those Funds.

(2) Janus has agreed to reimburse the Portfolio by the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.25% of the average net assets of the Portfolio until at least the next annual renewal of the advisory agreement. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the above expense limitation.

                                                       FUNDS ADVISED BY JANUS
                                                       ----------------------
                                                                                                                  NET ASSETS AS OF
                     FUND                                     OBJECTIVE                            FEE RATE           10/31/02
                     ----                                     ---------                            --------       ----------------
Janus Aspen Small Cap Value Portfolio      Seeks capital appreciation by investing                 0.75%(3)                   N/A(4)
                                           primarily in the common stocks of small
                                           companies whose stock prices are believed to be
                                           undervalued.

Janus Adviser Mid Cap Value Fund           Seeks capital appreciation by investing                 0.65%                      N/A(4)
                                           primarily in the common stocks of mid-sized
                                           companies whose stock prices are believed to be
                                           undervalued.

Janus Aspen Mid Cap Value Portfolio        Seeks capital appreciation by investing                 0.65%(5)                   N/A(4)
                                           primarily investing in the common stocks of
                                           mid-sized companies whose stock prices are
                                           believed to be undervalued.



----------

(3) Janus Capital has agreed to reimburse the Portfolio by the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.35% of the average net assets of the Portfolio until at least the next annual renewal of the advisory agreement. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the above expense limitation.

(4) The Fund did not commence operations until December 31, 2002.

(5) Janus Capital has agreed to reimburse the Portfolio by the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.25% of the average net assets of the Portfolio until at least the next annual renewal of the advisory agreement. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the above expense limitation.

                                                      FUNDS SUBADVISED BY JANUS
                                                      -------------------------
                                                                                                                     NET ASSETS AS
                     FUND                                         OBJECTIVE                          FEE RATE         OF 9/30/02
                     ----                                         ---------                          --------        -------------
PF Janus Strategic Value Fund                  Seeks long-term growth of capital by primarily  0.50% on first $250    $ 6,037,048
                                               investing in common stocks whose stock prices        million
                                               are believed to be undervalued relative to      0.45% on next $500
                                               their intrinsic worth.                               million
                                                                                               0.40% on next $750
                                                                                                    million
                                                                                               0.35% over $1.5
                                                                                                    billion(6)

Pacific Select Fund Strategic Value Portfolio  Seeks long-term growth of capital by primarily  0.50% on first $250    $74,173,489
                                               investing in domestic and foreign equity             million
                                               securities whose stock prices are believed to   0.45% on next $500
                                               undervalued relative to their intrinsic worth.       million
                                                                                               0.40% on next $750
                                                                                                    million
                                                                                               0.35% over $1.5
                                                                                                    billion(6)

                                                    FUNDS SUBADVISED BY BAY ISLE
                                                    ----------------------------
                                                                                                                    NET ASSETS AS OF
                     FUND                                    OBJECTIVE                            FEE RATE               9/30/02
                     ----                                    ---------                            --------          ----------------
Berger Large Cap Value Fund               Aims for capital appreciation by investing        0.75% on first $500       $6,096,000
                                          primarily in the common stocks of large                million
                                          companies whose stock prices are believed to be
                                          undervalued.                                      0.70% on next $500
                                                                                                 million
                                                                                            0.65% over $1
                                                                                                 billion
Janus Aspen Small Cap Value Portfolio     Seeks capital appreciation by investing           0.75%                            N/A(4)
                                          primarily in the common stocks of small
                                          companies whose stock prices are believed to be
                                          undervalued.



----------

(6) Assets for the PF Janus Strategic Value Fund and the Pacific Select Fund Strategic Value Portfolio are combined for fee calculation purposes. Fees charged by Janus do not reflect the additional fees charged by the primary investment adviser to the fund.

                                                       FUNDS SUBADVISED BY PWM
                                                       -----------------------
                                                                                                                     NET ASSETS AS
                     FUND                                          OBJECTIVE                          FEE RATE        OF 9/30/02
                     ----                                          ---------                          --------       -------------
CIGNA Small Cap Value/Berger Fund (formerly     Seeks long-term capital appreciation by         0.25%                $797,403,000
known as CIGNA Small Company Stock Value Fund)  investing primarily in common stocks of small
                                                U.S. companies whose stock prices are believed
                                                to be undervalued.

Hartford Small Cap Value HLS Fund (formerly     Seeks capital appreciation by investing         0.25% on first $50   $ 81,184,000
known as Fortis Series Fund)                    primarily in common stocks of small companies        million and
                                                whose stock prices are believed to be                0.225% over
                                                undervalued.                                         $50 million

Schwab Balanced MarketMasters Fund              Seeks capital growth and income by investing    50% of the advisory  $ 13,670,000
                                                45% to 75% of its assets in stocks and other        fee received by
                                                equity securities and the rest in bonds and         Berger
                                                other debt investments.

SunAmerica Focused 2000 Value Portfolio         Seeks long-term growth of capital through a     0.25% on first $50   $ 46,805,000
                                                focused portfolio of no more than 60 stocks         million and
                                                that are similar to those comprising the            0.225% over $50
                                                Russell 2000 Value Index.                           million

Janus Adviser Mid Cap Value Fund                Seeks capital appreciation by investing         0.325%(7)                     N/A(4)
                                                primarily in the common stocks of mid-sized
                                                companies whose stock prices are believed to
                                                be undervalued.

Janus Adviser Mid Cap Value Portfolio           Seeks capital appreciation by investing         0.325%(7)                     N/A(4)
                                                primarily in the common stocks of mid-sized
                                                companies whose stock prices are believed to
                                                be undervalued.



----------

(7) PWM's fee is equal to 50% of the advisory fee Janus receives from the Fund or Portfolio, as applicable (calculated after any fee waivers).

                                    EXHIBIT C

                                     FORM OF
                            NEW SUBADVISORY AGREEMENT

                                 [NAME OF FUND]
                          (A SERIES OF [NAME OF TRUST])

         This SUB-ADVISORY AGREEMENT (the "Agreement") is entered into effective as of the ___ day of ___________ 200_, by and between JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("Janus") and [Name of Subadviser].

         WHEREAS, Janus has entered into an Investment Advisory Agreement (the "Advisory Agreement") with [Name of Trust], a [Delaware/Massachusetts] business trust (the "Trust") and an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the [Name of Fund], a series of the Trust (the "Fund") pursuant to which Janus has agreed to provide investment advisory services with respect to the Fund; and

         WHEREAS, Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

         WHEREAS, Janus desires to retain Subadviser to furnish investment advisory services with respect to the Fund, and Subadviser is willing to furnish such services;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Duties of Subadviser. Janus hereby engages the services of Subadviser as subadviser in furtherance of the Advisory Agreement. Subadviser agrees to perform the following duties, subject to the oversight of Janus and to the overall control of the officers and the Board of Trustees (the "Trustees") of the Trust:

                  (a) Subadviser shall manage the investment operations of the Fund and the composition of its investment portfolio, shall determine without prior consultation with the Trust or Janus, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, and shall direct Janus with respect to the execution of trades in connection with such determinations, in conformity with the investment objectives, policies and restrictions and the other statements concerning the Fund in the Trust's trust instrument, as amended from time to time (the "Trust Instrument"), bylaws and registration statements under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), the Advisers Act, the rules thereunder and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to the Fund as a regulated investment company;

                  (b) Subadviser shall cause its officers to attend meetings and furnish oral or written reports, as the Trust or Janus may reasonably require, in order to keep Janus, the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of Subadviser, and the investment considerations which have given rise to those decisions;

                  (c) Subadviser shall maintain all books and records required to be maintained by Subadviser pursuant to the 1940 Act, the Advisers Act, and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees and Janus with such periodic and special reports as the Trustees or Janus reasonably may request. Subadviser hereby agrees that all records which it maintains for the Fund or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act and the Advisers Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act and the Advisers Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust;

                  (d) Subadviser shall submit such reports relating to the valuation of the Fund's assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested;

                  (e) [New PWM and NEWCO Subadvisory Agreements only - Subadviser shall provide Janus with such assistance and advice as Janus may reasonably request as to the manner in which to exercise, on behalf of the Fund, such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, so that Janus may exercise such rights, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as may reasonably be requested as to the manner in which such rights should be exercised;]

         [New Bay Isle Subadvisory Agreement only - Subadviser shall, on behalf of the Fund, exercise such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as may reasonably be requested as to the manner in which such rights should be exercised;]

                  (f) At such times as shall be reasonably requested by the Trustees or Janus, Subadviser shall provide the Trustees and Janus with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and shall make available to the Trustees and Janus any economic, statistical and investment services normally available to similar investment company clients of Subadviser; and

                  (g) Subadviser will provide to Janus for regulatory filings and other appropriate uses materially accurate and complete information relating to Subadviser as may be reasonably requested by Janus from time to time and, notwithstanding anything herein to the contrary, Subadviser shall be liable to Janus for all damages, costs and expenses, including without limitation reasonable attorney's fees (hereinafter referred to collectively as "Damages"), incurred by Janus as a result of any material inaccuracies or omissions in such information provided by Subadviser to Janus, provided, however, that Subadviser shall not be liable to the extent that any Damages are based upon inaccuracies or omissions made in reliance upon information furnished to Subadviser by Janus.

         2. Further Obligations. In all matters relating to the performance of this Agreement, Subadviser shall act in conformity with the Trust's Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees and Janus and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. Janus agrees to provide to Subadviser copies of the Trust's Trust Instrument, bylaws, Registration Statement, written policies, procedures and guidelines and written instructions and directions of the Trustees and Janus, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.

         3. Obligations of Janus. Janus shall have the following obligations under this Agreement:

                  (a) To keep Subadviser continuously and fully informed (or cause the custodian of the Fund's assets to keep Subadviser so informed) as to the composition of the investment portfolio of the Fund and the nature of all of the Fund's assets and liabilities from time to time;

                  (b) To furnish Subadviser with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's shareholders or to any governmental body or securities exchange;

                  (c) To furnish Subadviser with any further materials or information which Subadviser may reasonably request to enable it to perform its function under this Agreement; and

                  [New Bay Isle Subadvisory Agreement only: (d) To compensate Subadviser for its services in accordance with the provisions of Section 4 hereof.]

         4. Compensation. [New PWM and NEWCO Subadvisory Agreements only - For Subadviser's services under this Agreement, the Fund shall pay to Subadviser a fee equal to 50% of the advisory fee payable to Janus from the Fund (calculated after any fee waivers).] [New Bay Isle Subadvisory Agreement only - Janus shall pay to Subadviser for its services under this Agreement a fee, payable in United States dollars, at an annual rate of 0.75% of the average daily net assets of the Fund, provided, however, that such fee shall be net of any reimbursement of expenses paid by Janus.] [Such/this] fee shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect [New PWM and NEWCO Subadvisory Agreements only - and shall be paid at the same time and in the same amount as the fees payable to Janus]. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which the Agreement is effective.

         5. Expenses. Subadviser shall pay all its own costs and expenses incurred in rendering its service under this Agreement.

         6. Representations of Subadviser. Subadviser hereby represents, warrants and covenants to Janus as follows:

                  (a) Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the legal and corporate authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify Janus of the occurrence of any event that would disqualify

Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against Subadviser that could have a material adverse effect upon Subadviser's ability to fulfill its obligations under this Agreement.

                  (b) Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Janus with a copy of such code of ethics, together with evidence of its adoption. Within 45 days after the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice president of Subadviser shall certify to Janus that Subadviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of Subadviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Janus, Subadviser shall permit Janus, its employees or its agents to examine the reports required to be made to Subadviser by Rule 17j-1(c)(1) and all other records relevant to Subadviser's code of ethics.

                  (c) Subadviser has provided Janus with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission ("SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to Janus.

                  (d) [New PWM and NEWCO Subadvisory Agreements only - Subadviser will notify Janus of any change in the identity or control of its shareholders owning a 10% or greater interest in Subadviser, or any change that would constitute a change in control of Subadviser under the 1940 Act, prior to any such change if Subadviser is aware, or should be aware, of any such change, but in any event as soon as any such change becomes known to Subadviser.]

         [New Bay Isle Subadvisory Agreement only - Representations of Janus. Janus hereby represents, warrants and covenants to Subadviser as follows:

         Janus (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from fulfilling its obligations under this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to fulfill its obligations under this Agreement; (iv) has the legal and corporate authority to enter into and perform this Agreement; and (v) will immediately notify Subadviser of the occurrence of any event that would disqualify Janus from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against Janus that could have a material adverse effect upon Janus' ability to fulfill its obligations under this Agreement.

         Janus has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Subadviser with a copy of such code of ethics, together with evidence of its adoption.

         Janus has provided Subadviser with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission ("SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to Subadviser.]

         7. Term. This Agreement shall become effective as of the date first set forth above and shall continue in effect until July 1, 2004 unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of the Trust, Janus or Subadviser, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to July 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

         8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in any such case that 60 days' advance written notice of termination be given to Subadviser at its principal place of business. [NEWCO Subadvisory Agreements only - This Agreement may also be terminated by Janus or the Trust: (i) by giving 60 days' advance notice of termination to Subadviser;] [New PWM and NEWCO Subadvisory Agreements only - (ii) upon a material breach by Subadviser of any of the representations and warranties set forth in Section 6 of this Agreement, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if Subadviser becomes unable to discharge its duties and obligations under this Agreement. This Agreement may be terminated by Subadviser at any time, without penalty:] [New PWM Subadvisory Agreements only - (i) by giving 60 days' advance written notice of termination to Janus and to the Trust; or] [New PWM and NEWCO Subadvisory Agreements only - (ii) upon a material breach by Janus of any of the obligations set forth in Section 3 of this Agreement, if such breach shall not have been cured within a 20-day period after notice of such breach.] [NEWCO Subadvisory Agreement only - This Agreement may be terminated by Subadviser after [date] upon three years' written notice.] [New Bay Isle Subadvisory Agreement only - This Agreement may be terminated (i) by Janus or by Subadviser at any time, without penalty by giving 60 days' advance written notice of termination to the other party, or (ii) by Janus or the Trust without advance notice if Subadviser becomes unable to discharge its duties and obligations under this Agreement.] In addition, this Agreement shall terminate, without penalty, upon the termination of the Advisory Agreement.

         9. Assignment. This Agreement shall automatically terminate in the event of its assignment.

         10. Amendments. This Agreement may be amended by the parties only in a written instrument signed by the parties to this Agreement and only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Trust or Janus, Subadviser or their affiliates, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

         11. Limitation on Personal Liability. All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

         12. Limitation of Liability of Subadviser. Janus will not seek to hold Subadviser, and Subadviser shall not be, liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this section, "Subadviser" shall include any affiliate of Subadviser performing services for the Fund contemplated hereunder and directors, officers and employees of Subadviser and such affiliates.

         13. Activities of Subadviser. The services of Subadviser hereunder are not to be deemed to be exclusive, and Subadviser is free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or a dissimilar nature. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in Subadviser as directors, officers and shareholders of Subadviser, that directors, officers, employees and shareholders of Subadviser are or may become similarly interested in the Trust, and that Subadviser may become interested in the Trust as a shareholder or otherwise.

         14. Third Party Beneficiary. The parties expressly acknowledge and agree that the Trust is a third party beneficiary of this Agreement and that the Trust shall have the full right to sue upon and enforce this Agreement in accordance with its terms as if it were a signatory hereto. Any oversight, monitoring or evaluation of the activities of Subadviser by Janus, the Trust or the Fund shall not diminish or relieve in any way the liability of Subadviser for any of its duties and responsibilities under this Agreement.

         15. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

                  (a)      To Janus at:

                           Janus Capital Management LLC
                           100 Fillmore Street
                           Denver, Colorado 80206
                           Attention: General Counsel
                           Phone: (303) 333-3863
                           Fax: (303) 316-5728

                  (b)      To Subadviser at:

                           [Contact information]

                  (c)      To the Trust at:

                           [Name of Trust]
                           210 University Boulevard
                           Denver, Colorado 80206
                           Attention: General Counsel

         16. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," "approved at least annually," and "interested persons" shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the SEC under the 1940 Act and as may be then in effect.

         17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers designated below as of the day and year first above written.

                                       JANUS CAPITAL MANAGEMENT LLC


                                       By:
                                          --------------------------------------


                                       [SUBADVISER]


                                       By:
                                          --------------------------------------


                                       [New PWM and NEWO Subadvisory Agreements only -


                                       ACKNOWLEDGMENT:


                                       The undersigned acknowledges that it is
                                       obligated to compensate Subadviser for
                                       its services in accordance with the
                                       provisions of Section 4 of this
                                       Agreement.


                                       [TRUST] on behalf of [Fund]


                                       By:                                     ]
                                          -------------------------------------

                                    EXHIBIT D

                   DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
                        BERGER INVESTMENT PORTFOLIO TRUST
             (BERGER SMALL CAP VALUE FUND II - INSTITUTIONAL SHARES)

         WHEREAS, Berger Investment Portfolio Trust (the "Trust") engages in business as an open-end management investment company and is or will be registered as such under the Investment Company Act of 1940, as amended (the "Act");

         WHEREAS, shares of beneficial interest of the Trust are divided into multiple series including Berger Small Cap Value Fund II ("Fund"), which offers a class of shares designated Institutional Shares;

         NOW, THEREFORE, the Trust hereby adopts on behalf of the Fund with respect to the Institutional Shares of the Fund, and Berger Financial Group LLC hereby agrees to the terms of, the Plan, in accordance with Rule 12b-1 under the Act on the following terms and conditions:

         1. The Trust is authorized to pay out of the assets of the Fund a fee at the rate of up to 0.25% on an annualized basis of the average daily net assets of the Institutional Shares to Berger Financial Group LLC, provided that, at any time such payment is made, whether or not this Plan continues in effect, the making thereof will not cause the limitation upon such payments established by this Plan to be exceeded. Such fee shall be calculated and accrued daily and paid at such intervals as the Trustees shall determine, subject to any applicable restriction imposed by rules of the National Association of Securities Dealers, Inc.

         2. The amount set forth in paragraph 1 of this Plan shall be paid for any activities or expenses primarily intended to result in the sale of the Institutional Shares, including, but not limited to, payment of compensation, including incentive compensation, to securities dealers and other financial institutions and organizations (collectively, the "Service Providers") to obtain various distribution related and/or administrative services for the investors in the Institutional Shares (including plan participants in the case of qualified plans that invest in the Institutional Shares). These services may include, but are not limited to the following functions: printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements and marketing materials related to the Institutional Shares to prospective and existing investors; providing educational materials regarding the Institutional Shares; providing facilities to answer questions from prospective and existing investors about the Fund; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Institutional Shares; and assisting investors in completing application forms and selecting dividend and other accounts options. The principal underwriter is also authorized to engage directly in any activities relating to the purposes of this Plan. In addition, this Plan hereby authorizes payment by the Trust of the cost of preparing, printing and distributing prospectuses and statements of additional information relating to the Institutional Shares to prospective investors and of implementing and operating the Plan. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

         3. This Plan shall not take effect until it, together with any related agreements, has been approved by votes of a majority of both (a) the Trustees of the Trust and (b) those Trustees of the Trust who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Trustees"), cast in person at a meeting (or meetings) called for the purpose of voting on this Plan and such related agreements.

         4. After approval as set forth in paragraph 3 and approval by holders of Institutional Shares of the Fund as required by the Act, this Plan shall take effect as of the date of execution. The Plan shall continue in full force and effect as to the Institutional Shares of the Fund for so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in paragraph 3.

         5. Any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan, shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

         6. This Plan may be terminated as to the Institutional Shares of the Fund at any time, without payment of any penalty, by vote of the Trustees of the Trust, by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of the Institutional Shares of the Fund.

         7. This Plan may not be amended to increase materially the amount of distribution fee provided for in paragraph 1 hereof unless such amendment is approved by a vote of a majority of the outstanding voting securities (as defined in the Act) of the Institutional Shares of the Fund and no material amendment to the Plan shall be made unless approved in the manner provided for approval and annual renewal in paragraph 3 hereof.

         8. While this Plan is in effect, the selection and nomination of Trustees who are not "interested persons" (as defined in the Act) of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

         9. The Trust shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 5 hereof, for a period of not less than six years from the date of this Plan, any such agreement or any such report, as the case may be, the first two years in an easily accessible place.

         IN WITNESS WHEREOF, the Trust, on behalf of the Institutional Shares of the Fund, and Berger Financial Group LLC have executed this Distribution and Shareholder Servicing Plan as of the __ day of _____________, 200__.

                                       BERGER INVESTMENT PORTFOLIO TRUST


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       BERGER FINANCIAL GROUP LLC


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT E

                                     FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of [this 10th day of December, 2002], by and among [Name of Janus Trust], a [Massachusetts business/Delaware statutory] trust, with its principal place of business at 100 Fillmore Street, Denver, Colorado 80206-4923 (the "Acquiring Trust"), with respect to [Name of Janus Fund], a newly created shell series of the Acquiring Trust (the "Acquiring Fund"), and [Name of Berger Trust], a [Massachusetts business/Delaware statutory] trust, with its principal place of business at 210 University Boulevard, Denver, Colorado 80206 (the "Selling Trust"), with respect to [Name of Berger Fund], a series of the Trust (the "Selling Fund"), and Janus Capital Management LLC ("Janus"), the investment adviser to the Acquiring Fund (for purposes of paragraph 9.1 of the Agreement only).

         The Selling Fund intends to change its identity through a "reorganization" within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) [Berger Small Cap Value Fund and Berger Mid Cap Value Fund only: the transfer of all of the assets of the Selling Fund in exchange for full and fractional Investor and Institutional Shares of beneficial interest, $.01 par value per share, of the Acquiring Fund ("Acquiring Fund Shares") to be issued by the Acquiring Trust, having an aggregate number equal to the respective number of Investor and Institutional Shares of the Selling Fund then outstanding, and having an aggregate net asset value equal to the net asset value of the Selling Fund;] [Berger Small Cap Value Fund II only: the transfer of all of the assets of the Selling Fund in exchange for full and fractional Class I Shares of beneficial interest, $.001 par value per share, of the Acquiring Fund ("Acquiring Fund Shares") to be issued by the Acquiring Trust, having an aggregate net asset value equal to the total net asset value of Investor, Institutional and Service Shares of the Selling Fund;] (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date (as defined in paragraph 3.1) hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund and the termination, dissolution and complete liquidation of the Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

         WHEREAS, the Acquiring Fund and the Selling Fund are separate series of the Acquiring Trust and Selling Trust, respectively, and the Acquiring Trust and the Selling Trust are open-end, registered management investment companies and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, the Acquiring Fund was established by the Acquiring Trust for the purpose of acquiring the assets of the Selling Fund, and is authorized to issue its shares of beneficial interest (although none have been issued) [Berger Small Cap Value Fund II only: at an initial net asset value per share of $10.00];

         WHEREAS, the Trustees of the Acquiring Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund;

         WHEREAS, the Trustees of the Selling Trust have determined that the Reorganization, with respect to the Selling Fund, is in the best interests of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Reorganization;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

      TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING FUND
         SHARES AND THE ASSUMPTION OF THE SELLING FUND'S LIABILITIES AND
                         LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: [Berger Small Cap Value Fund and Berger Mid Cap Value Fund only: (i) to deliver to the Selling Fund the number of full and fractional Acquiring Fund Shares equivalent in number and in value to the Selling Fund shares outstanding immediately prior to the closing (the "Closing") provided for in paragraph 3.1; and (ii) to assume all of the liabilities of the Selling Fund. Such transactions shall take place at the Closing.] [Berger Small Cap Value Fund II only: (i) to deliver to the Selling Fund the number of full and fractional Acquiring Fund Shares, as set forth in paragraphs 1.7 and 2.3; and (ii) to assume all of the liabilities of the Selling Fund. Such transactions shall take place at the closing (the "Closing") provided for in paragraph 3.1.]

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund's assets as of the date of such statements. The Selling Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Selling Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

         1.3 LIABILITIES TO BE ASSUMED. The Acquiring Fund shall assume all of the Selling Fund's liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date and whether or not specifically referred to in this Agreement. The Selling Fund's liabilities specifically include obligations to the independent Trustees of the Selling Trust under any deferred compensation plan.

         1.4 STATE FILINGS. Prior to the Closing Date, the Selling Trust shall make any filings with the [Commonwealth of Massachusetts/State of Delaware] that may be required under the laws of the [Commonwealth of Massachusetts/State of Delaware], effective as of the Closing Date.

         1.5 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable, but in no event later than 12 months after the Closing Date (the "Liquidation Date"): (a) the Selling Fund will distribute in complete liquidation of the Selling Fund, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the "Selling Fund Shareholders"), all of the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1 [Berger Small Cap Value Fund II only: in accordance with paragraph 1.7]; and (b) the Selling Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders and representing the respective [Berger Small Cap Value Fund and Berger Mid Cap Value Fund only: pro rata] number of Acquiring Fund Shares due such shareholders [Berger Small Cap Value Fund II only: , as determined in paragraph 1.7.] The Acquiring Fund shall assume the share records received from the Selling Fund are valid, current and accurate and that such transfers to shareholders are valid, proper and correct. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

         1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent [Berger Small Cap Value Fund II only: and shares will be simultaneously issued to the Selling Fund to be distributed to Selling Fund Shareholders]. [Berger Small Cap Value Fund and Berger Mid Cap Value Fund only: Shares of the Acquiring Fund will be issued simultaneously to the Selling Fund, in an amount equal in number and in value to the aggregate net asset value of the Selling Fund's shares, to be distributed to Selling Fund Shareholders. Shareholders of record of Investor Shares of the Selling Fund will receive Investor Shares of the Acquiring Fund and shareholders of Institutional Shares of the Selling Fund will receive Institutional Shares of the Acquiring Fund.]

         1.7 [Berger Small Cap Value Fund II only: DISTRIBUTION OF ACQUIRING FUND SHARES. The total number of Acquiring Fund Shares issued to the Selling Fund pursuant to paragraph 2.3 shall be allocated among the three classes of the Selling Fund as follows: (i) with respect to the Institutional Share Class, that portion of full and fractional Acquiring Fund Shares equal to the ratio of the net asset value of all Institutional Shares of the Selling Fund outstanding divided by the total net asset value of all Selling Fund Shares outstanding;
(ii) with respect to the Investor Share Class, that portion of full and fractional Acquiring Fund Shares equal to the ratio of the net asset value of all Investor Shares of the Selling Fund outstanding divided by the total net asset value of all Selling Fund Shares outstanding; and (iii) with respect to the Service Share Class, that portion of full and fractional Acquiring Fund Shares equal to the ratio of the net asset value of all Service Shares of the Selling Fund outstanding divided by the total net asset value of all Selling Fund Shares outstanding.

         The allocated Acquiring Fund Shares shall be distributed pro rata to Selling Fund Shareholders on a per class basis. Each Selling Fund Shareholder shall be entitled to the number of full and fractional Acquiring Fund Shares allocated to the applicable class equal to the ratio of the number of Selling Fund Shares of the applicable class held by such Shareholder, divided by the number of Selling Fund Shares outstanding of such class.]

         TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Selling Fund.

         1.9 TERMINATION AND DISSOLUTION. The Selling Fund shall be terminated and dissolved promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.5.

         1.10 BOOKS AND RECORDS. All books and records of the Selling Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder [Berger Small Cap Value Fund and Berger Mid Cap Value Fund only: shall be the value of such assets] [Berger Small Cap Value Fund II only: , and the net asset value per share of Institutional, Investor and Service Class Shares of the Selling Fund, respectively, shall be determined] as of the close of regular trading on the New York Stock Exchange ("NYSE") on the business day immediately prior to the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the trust instrument of the Selling Trust and the Selling Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. [The Berger Small Cap Value Fund and Berger Mid Cap Value Fund only: The net asset value per share of Acquiring Fund Shares shall be the net asset value per share of the Selling Fund on the Valuation Date, using the valuation procedures set forth in the Selling Trust's trust instrument and the Selling Fund's then-current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.] [Berger Small Cap Value Fund II only: On the Closing Date, the net asset value per share of Acquiring Fund Shares shall be $10.00.]

         2.3 SHARES TO BE ISSUED. [Berger Small Cap Value Fund and Berger Mid Cap Value Fund only: The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be equal to the number of Selling Fund shares outstanding on the Valuation Date.] [Berger Small Cap Value Fund II only: The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Selling Fund's assets shall be equal to the value of all the assets, less the amount of liabilities, of the Selling Fund, using the valuation procedures referred to in paragraph 2.1, divided by the net asset value of an Acquiring Fund Share.]

         2.4 DETERMINATION OF VALUE. All computations of value shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act.

                                   ARTICLE III

                          CLOSING AND THE CLOSING DATE

         3.1 CLOSING DATE. The Closing shall occur on March 24, 2003, or such other date(s) as the parties may agree to in writing (the "Closing Date"). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the

Valuation Date. The Closing shall be held at the offices of Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, or at such other time and/or place as the parties may agree.

         3.2 CUSTODIAN'S CERTIFICATE. The Selling Fund shall cause its Custodian, State Street Bank and Trust Company (the "Custodian"), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

         3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Selling Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

         3.4 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall cause its transfer agent, DST Systems, Inc., to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Selling Fund Shareholders as of the Closing Date, and the number [Berger Small Cap Value Fund II only: , class] and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Janus Services LLC, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Selling Trust or provide evidence satisfactory to the Selling Fund that the Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Trust, on behalf of the Selling Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

                  (a) The Selling Fund is a legally designated, separate series of a [business/statutory] trust that is duly organized, validly existing and in good standing under laws of the [Commonwealth of Massachusetts/State of Delaware].

                  (b) The Selling Trust is registered as an open-end management investment company under the 1940 Act, and the Selling Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the "1933 Act") and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not in violation of, and the execution, delivery and performance of this Agreement (subject to shareholder approval) will not result in the violation of, any provision of the Selling Trust's trust instrument or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph
1.2 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (g) The financial statements of the Selling Fund as of September 30, 2002 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of September 30, 2002, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

                  (h) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Selling Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) All federal and other tax returns and reports of the Selling Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) All issued and outstanding shares of the Selling Fund are duly and validly issued and outstanding, fully paid and nonassessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Selling Fund's transfer agent as provided in paragraph 3.4. The Selling Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Selling Fund shares and has no outstanding securities convertible into any of the Selling Fund shares.

                  (k) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets and the filing of any documents that may be required under [Massachusetts/Delaware] state law, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act and other than as disclosed to and accepted by the Acquiring Fund.

                  (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund. Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

                  (m) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

                  (n) From the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Selling Trust with respect to the Selling Fund for use in the Proxy Materials (as defined in paragraph 5.8) or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Selling Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC") as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

                  (p) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act or [Massachusetts/Delaware] state law for the execution of this Agreement by the Selling Trust, for itself and on behalf of the Selling Fund, except for the filing of any documents that may be required under [Massachusetts/Delaware] law and except for such other consents, approvals, authorizations and filings as have been made or received and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Selling Fund as described in paragraph 5.2.

         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Selling Trust, on behalf of the Selling Fund, as follows:

                  (a) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and the Acquiring Trust's registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (b) Before the Closing Date, the Acquiring Fund will be a duly established and designated series of the Acquiring Trust, a [business/statutory trust] that is duly organized, validly existing and in good standing under the laws of the [Commonwealth of Massachusetts/State of Delaware], and will have power to carry on its business as it is now being conducted and to carry out this Agreement.

                  (c) The Acquiring Fund has not commenced operations and will not do so until after the Closing.

                  (d) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement will not result in a violation of, the Acquiring Trust's trust instrument or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

                  (f) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

                  (g) Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares and will be fully paid and nonassessable.

                  (h) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

                  (i) From the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.8), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

                  (j) The Acquiring Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements of Subchapter M for qualification and treatment as a RIC for its taxable year that includes the Closing Date and shall continue to qualify as a RIC under the Code.

                  (k) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or [Massachusetts/Delaware] state law for the execution of this Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, except for the filing of any documents that may be required under [Massachusetts/Delaware] state law and such other consents, approvals, authorizations and filings as have been made or received and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

                  (l) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5, the Selling Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

         5.2 APPROVAL OF SHAREHOLDERS. The Selling Trust will call a special meeting of Selling Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

         5.4 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Acquiring Trust's officers and agents shall have reasonable access to the Selling Fund's books and records necessary to maintain current knowledge of the Selling Fund and to ensure that the representations and warranties made by the Selling Fund are accurate.

         5.5 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund's shares.

         5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Selling Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

         5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Selling Trust's Treasurer.

         5.8 PREPARATION OF PROXY STATEMENT. The Selling Fund will prepare a proxy statement (the "Proxy Statement") on Schedule 14A of the 1934 Act relating to the transactions contemplated by this Agreement. The Proxy Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Proxy Statement of the Selling Fund (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Selling Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

         5.9 LIABILITY INSURANCE. For the period beginning at the Closing Date and ending not less than five years thereafter, the Acquiring Trust, its successors or assigns shall provide, or cause to be provided, reasonable liability insurance covering the actions of the former independent trustees of the Selling Trust for the period they served as such. The Acquiring Trust shall ensure that the members of the newly created advisory board are covered persons under the current liability insurance policies of the Acquiring Trust for the duration of the advisory board and shall use commercially reasonable efforts to maintain such coverage for three years thereafter.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

         6.1 All representations, covenants and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Selling Fund a certificate executed in the Acquiring Fund's name by the Acquiring Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Selling Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

                  (a) The Acquiring Trust is a [business/statutory] trust validly existing under the laws of the [Commonwealth of Massachusetts/State of Delaware].

                  (b) This Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Trust, is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (c) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Trust's trust instrument or bylaws.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by the Selling Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

         7.1 All representations, covenants and warranties of the Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Selling Fund's name by the Selling Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Selling Trust.

         7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

                  (a) The Selling Trust is a [business/statutory] trust validly existing under the laws of the [Commonwealth of Massachusetts/State of Delaware]

                  (b) This Agreement has been duly authorized, executed and delivered by the Selling Trust on behalf of the Selling Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Selling Trust on behalf of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (c) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Selling Trust's trust instrument (assuming shareholder approval has been obtained) or bylaws.

                                  ARTICLE VIII

        FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
                                AND SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein, with respect to the Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Trust's trust instrument and bylaws, applicable [Massachusetts/Delaware] state law and the 1940 Act. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 The Acquiring Trust, on behalf of and with respect to the Acquiring Fund, shall have entered into or adopted any and all agreements necessary for the Acquiring Fund's operation as a series of an open-end investment company.

         8.3 Before the Closing, the shareholders of the Selling Trust shall have elected a new board of Trustees, as specified in the Proxy Statement, to take office immediately prior to the Closing and will serve until the Closing of the Reorganization.

         8.4 Immediately upon delivery to the Selling Fund of the Acquiring Fund Shares, the individual Trustees of the Selling Fund or any officer duly authorized by them, on the Acquiring Fund's behalf as the then sole shareholder of the Acquiring Fund, shall have voted for the following as approved by Selling Fund Shareholders: (i) ratification as Trustees of the Acquiring Trust the persons who currently serve as Trustees of the Selling Trust; (ii) an investment advisory agreement with Janus; (iii) a sub-advisory agreement between Janus and [Berger Small Cap Value Fund and Berger Mid Cap Value Fund only: Perkins, Wolf, McDonnell and Company and a new sub-advisory agreement between Janus and a newly formed subsidiary of Perkins, Wolf, McDonnell and Company] [Berger Small Cap Value Fund II only: Bay Isle Financial LLC; (iv) a Distribution and Shareholder Servicing Plan under Rule 12b-1 under the 1940 Act]; and (iv) the adoption of revised fundamental policies as described in the Proxy Statement distributed in connection with the special meeting of Selling Fund Shareholders.

         8.5 All required consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary "no-action" positions and exemptive orders from such federal authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may waive any such conditions for itself.

         8.6 The post-effective amendment to the Acquiring Trust's Registration Statement on Form N-1A relating to the Acquiring Fund under the 1933 Act and the 1940 Act, as applicable, shall have become effective, and any additional post-effective amendments to such Registration Statement as are determined by the Trustees of the Acquiring Trust to be necessary and appropriate shall have been filed with the Commission and shall have become effective. To the best knowledge of the parties to this

Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.7 The parties shall have received an opinion of Vedder, Price, Kaufman & Kammholz addressed to the Acquiring Fund and the Selling Fund substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

                  (a) the transfer of all of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund (followed by the distribution of Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund) will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

                  (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund;

                  (c) no gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Selling Fund Shareholders in exchange for such shareholders' shares of the Selling Fund;

                  (d) no gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for Acquiring Fund Shares in the Reorganization;

                  (e) the aggregate tax basis of Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares to be received by the Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided the Selling Fund shares are held as capital assets at the time of the Reorganization; and

                  (f) the tax basis of the Selling Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately before the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Such opinion shall be based on customary assumptions and such representations as Vedder, Price, Kaufman & Kammholz may reasonably request, and the Selling Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the condition set forth in this paragraph 8.7.

         8.8 The Acquiring Trust's Trustees shall have approved the establishment of an advisory board comprised of at least four of the former independent Trustees of the Selling Trust.

                                   ARTICLE IX

                                    EXPENSES

         9.1 Janus will pay reasonable expenses associated with the Acquiring Fund's and the Selling Fund's participation in the Reorganization, including but not limited to: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund (including fees of counsel to, and independent consultants retained by, the independent Trustees); (f) solicitation costs of the transaction; (g) fees payable to the independent Trustees for participation in any special meetings related to the Reorganization; and (h) other related administrative or operational costs, including the cost (if any) of continuation of directors' and officers'/errors and omissions insurance for the independent Trustees of the Selling Trust and obtaining directors' and officers'/errors and omissions insurance for the advisory board contemplated by paragraph 8.8.

         9.2 The Acquiring Trust and the Selling Trust, on behalf of the Acquiring Fund and the Selling Fund, respectively, represent and warrant that they have no obligations to pay any brokers' or finders' fees in connection with the transactions provided for herein.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The Acquiring Trust, on behalf of the Acquiring Fund, and the Selling Trust, on behalf of the Selling Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date and the obligations of the Acquiring Fund in paragraph 5.6 shall continue in effect beyond the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Selling Trust. In addition, either Acquiring Trust or the Selling Trust may at its option terminate this Agreement with respect to the Reorganization at or before the Closing Date due to:

                  (a) a breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met if it reasonably appears that it will not or cannot be met.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Trust or the Selling Trust, or their respective Trustees or officers, to the other party or its Trustees or officers. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Selling Trust as specifically authorized by their respective Board of Trustees; provided, however, that, following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph
5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the [Commonwealth of Massachusetts/State of Delaware].

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the trust instrument of the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The execution and delivery of this Agreement have been authorized by the Trustees of the Acquiring Trust on behalf of the Acquiring Fund and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the trust instrument of the Acquiring Trust.

         13.6 It is expressly agreed that the obligations of the Selling Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Selling

Trust personally, but shall bind only the trust property of the Selling Fund, as provided in the trust instrument of the Selling Trust. Moreover, no series of the Selling Trust other than the Selling Fund shall be responsible for the obligations of the Selling Trust hereunder, and all persons shall look only to the assets of the Selling Fund to satisfy the obligations of the Selling Fund hereunder. The execution and delivery of this Agreement have been authorized by the Trustees of the Selling Trust on behalf of the Selling Fund and signed by authorized officers of the Selling Trust, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Selling Fund as provided in the trust instrument of the Selling Trust.

                                   ARTICLE XIV

                                     NOTICES

         14.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Selling Trust, 210 University Boulevard, Denver, Colorado 80206, Attention: General Counsel, or to the Acquiring Trust, 100 Fillmore Street, Denver, Colorado 80206, Attention:
General Counsel, or to any other address that the Selling Trust or the Acquiring Trust shall have last designated by notice to the other party.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                       [NAME OF JANUS TRUST]

                                       By:
                                          --------------------------------------
                                       Name:
                                       Title: President

ACKNOWLEDGED:

By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------

                                       [NAME OF BERGER TRUST]


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title: President

ACKNOWLEDGED:

By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------

                                            The Undersigned is a party to this
                                            Agreement for the purposes of
                                            paragraph 9.1 only:

                                            JANUS CAPITAL MANAGEMENT LLC


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:

ACKNOWLEDGED:

By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------

                                   APPENDIX 1

                         DIRECTORS AND OFFICERS OF JANUS

         Mark Bradley Whiston, 100 Fillmore Street, Denver, Colorado 80206. Chief Executive Officer and President, Janus Capital Management LLC and Janus Capital Group Inc.

         Loren Michael Starr, 100 Fillmore Street, Denver, Colorado 80206. Interim Director, Vice President and Chief Financial Officer, Janus Capital Management LLC. Vice President and Chief Financial Officer, Janus Capital Group Inc.

         Thomas Alan Early, 100 Fillmore Street, Denver, Colorado 80206. Interim Director, Chief Corporate Affairs Officer, Vice President and General Counsel, Janus Capital Management LLC. Chief Corporate Affairs Officer, Vice President and General Counsel, Janus Capital Group Inc.

                            DIRECTORS OF JANUS GROUP

         Mark Bradley Whiston, 100 Fillmore Street, Denver, Colorado 80206. Chief Executive Officer and President, Janus Capital Management LLC and Janus Capital Group Inc.

         Helen Young Hayes, 100 Fillmore Street, Denver, Colorado 80206. Managing Director of Investments, Janus Capital Management LLC.

         James P. Craig, III, 100 Fillmore Street, Denver, Colorado 80206. Principal, Opportunity Capital (charitable trust foundation).

         Landon H. Rowland, 100 Fillmore Street, Denver, Colorado 80206. Chairman of the Board, Janus Capital Group Inc. Director, Kansas City Southern Industries.

         Paul F. Basler, 100 Fillmore Street, Denver, Colorado 80206. Partner, Ironwood Partners, LLC, and Generation Partners, L.P. (investment firms). Director, Tweedy, Browne Fund Inc. and Carbide/Graphite Group, Inc.

         James E. Barnes, 100 Fillmore Street, Denver, Colorado 80206. Retired. Director, SBC Communications Inc. and Parker Drilling Co.

         Andrew Cox, 100 Fillmore Street, Denver, Colorado 80206. Adjunct professor, Daniels College of Business, University of Denver.

         Steven L. Scheid, 100 Fillmore Street, Denver, Colorado 80206X. Former Vice Chairman, The Charles Schwab Corporation and former President, Schwab Retail Group.

         Robert Skidelsky, 100 Fillmore Street, Denver, Colorado 80206. Chairman, The Social Market Foundation, London, England. Chair of Political Economy, Warwick University, Coventry, England. Member, United Kingdom Parliament's House of Lords.

                                   APPENDIX 2

              FEES PAID TO BERGER, BERGER DISTRIBUTORS LLC AND DST

                                                                                    AGGREGATE FEE TO
                                                          AGGREGATE 12B-1 FEE(2)   BERGER DISTRIBUTORS
       FUND         FISCAL YEAR   ADMINISTRATIVE FEE(1)         TO BERGER                LLC(3)          AGGREGATE FEE TO DST(4)
       ----         -----------   ---------------------   ----------------------   -------------------   -----------------------
Berger Small Cap      09/30/02              $0                 $4,149,000                $50,000              $1,630,000
   Value Fund

Berger Small Cap      09/30/02              $0                 $    5,000                $ 1,000              $   10,000
   Value Fund II

Berger Mid Cap        09/30/02              $0                 $1,412,000                $22,000              $  577,000
   Value Fund


----------

(1) Berger, 210 University Boulevard, Denver, Colorado 80206, performs certain administrative services for each Fund not otherwise performed by the Fund's custodian and recordkeeper. Although Berger does not charge an administrative fee to the Funds pursuant to their Administrative Services Agreements, Berger may be reimbursed for the expenses incurred in providing such services pursuant to the Current Advisory Agreements.

(2) Pursuant to 12b-1 plans adopted by each Fund for its Investor Shares and by the Berger Small Cap Value Fund II for its Service Shares, Berger receives a 12b-1 fee of 0.25% of the average daily net assets of the Investor Shares or Services Shares class, as the case may be, to finance activities primarily intended to result in the sale of those shares. In addition, the Service Shares class of the Berger Small Cap Value Fund II pays Berger a shareholder service fee of 0.25% of the average daily net assets of the Service Shares class for providing shareholder and other administrative services. Berger waives the 12b-1 fee to the extent such fee is not paid to a third-party intermediary.

(3) Berger Distributors LLC, 210 University Boulevard, Denver, Colorado 80206, an affiliate of Berger, is the principal underwriter and distributor of each Fund's shares. Berger Distributors LLC also performs certain shareholder servicing on behalf of each Fund for which it receives a fee from the Fund based on certain service levels and is reimbursed for reasonable out-of-pocket expenses.

(4) DST Systems, Inc. ("DST"), P.O. Box 219958, Kansas City, Missouri 64121, serves as each Fund's transfer agent and dividend-disbursing agent. Janus Group owns approximately 33% of the outstanding shares of DST and, therefore, DST may be considered an affiliate of both Berger and Janus.

                                   APPENDIX 3

                          DATES RELATING TO INVESTMENT
                       ADVISORY AND SUBADVISORY AGREEMENTS

                                                     DATE OF        CURRENT AGREEMENT   CURRENT AGREEMENT
                                                     CURRENT        LAST APPROVED BY    LAST APPROVED BY     REASON SUBMITTED TO
          FUND                 AGREEMENT            AGREEMENT           TRUSTEES          SHAREHOLDERS          SHAREHOLDERS
          ----                 ---------            ---------       -----------------   -----------------    -------------------
Berger Small Cap Value   Investment Advisory     February 1, 1997   March 8, 2002       February 14, 1997   In connection with the
  Fund                   Agreement with Berger   as amended                                                 reorganization of the
                         Financial Group LLC     October  1, 1999                                           Fund into the Berger
                                                                                                            Funds family

                         Subadvisory Agreement   February 1, 1997   March 8, 2002       February 14, 1997   In connection with the
                         with Perkins, Wolf,     as amended                                                 reorganization of the
                         McDonnell and Company   November 17,                                               Fund into the Berger
                                                 1999                                                       Funds family

Berger Small Cap Value   Investment Advisory     March 28, 2002     March 7, 2002       March 28, 2002      Approval by initial
  Fund II                Agreement with Berger                                                              shareholder
                         Financial Group LLC
                         Subadvisory Agreement   March 28, 2002     March 7, 2002       March 28, 2002      Approval by initial
                         with Bay Isle                                                                      shareholder
                         Financial LLC

Berger Mid Cap Value     Investment Advisory     July 7, 1998 as    March 8, 2002       March 7, 1998       Approval by initial
  Fund                   Agreement with Berger   amended, October                                           shareholder
                         Financial Group LLC     October 1, 1999
                                                 and May 17,
                                                 2000

                         Subadvisory Agreement   July 7, 1998 as    March 8, 2002       March 7, 1998       Approval by initial
                         with PWM, Wolf,         amended                                                    shareholder
                         McDonnell and Company   March 17, 2000

                                   APPENDIX 4

                             BENEFICIAL OWNERS OF 5%
                             OR MORE OF FUND SHARES
                             AS OF DECEMBER 31, 2002

                            [WILL NEED TO BE UPDATED]

                                         NAME AND ADDRESS OF            AMOUNT AND NATURE OF         PERCENTAGE
             FUND NAME                    BENEFICIAL OWNER              BENEFICIAL OWNERSHIP           OF FUND
             ---------                   -------------------            --------------------         ----------
Berger Small Cap Value Fund -      Charles Schwab & Co. Inc.                 6,846,154.55               10.64%
   Investor Shares                 Reinvest Account                            Beneficial
                                   101 Montgomery Street
                                   San Francisco, CA 94104

                                   National Financial Services              14,303,454.53               22.23%
                                   Corporation                                 Beneficial
                                   For the Exclusive Benefit of
                                   Customers
                                   200 Liberty St., Fl. 5
                                   New York, NY 10281-5500

                                   Merrill Lynch Pierce Fenner &             7,345,693.97               11.42%
                                   Smith Inc.                                  Beneficial
                                   For the Sole Benefit of
                                   Customers
                                   4800 Deer Lake Drive East
                                   Jacksonville, FL 32246

                                   Northern Trust Co.                        3,841,441.95                5.97%
                                   FBO Triad Hospitals Inc.                    Beneficial
                                   P.O. Box 92956
                                   Chicago, IL 60675-2956

Berger Small Cap Value Fund -      Charles Schwab & Co. Inc.                 6,789,429.62               12.43%
   Institutional Shares            Reinvest Account                            Beneficial
                                   101 Montgomery Street
                                   San Francisco, CA 94104

                                   National Financial Services               5,550,413.30               10.16%
                                   Corporation                                 Beneficial
                                   For the Exclusive Benefit of
                                   Customers
                                   200 Liberty St., Fl. 5
                                   New York, NY 10281-5500

                                   State Street Bank & Trust Co.             7,024,466.15               12.86%
                                   Customers                                   Beneficial
                                   FBO Super Saver 401(k) for
                                   Empl. of Part. Amr. Corp.
                                   15 Rosemont Road
                                   Westwood, MA 02090-2329

Berger Small Cap Value Fund II -   Charles Schwab & Co. Inc.                    95,575.92               14.66%
   Investor Shares                 Reinvest Account                            Beneficial
                                   101 Montgomery Street
                                   San Francisco, CA 94104

                                         NAME AND ADDRESS OF            AMOUNT AND NATURE OF         PERCENTAGE
             FUND NAME                    BENEFICIAL OWNER              BENEFICIAL OWNERSHIP           OF FUND
             ---------                   -------------------            --------------------         ----------
                                   National Financial Services                  57,624.08                8.84%
                                   Corporation                                 Beneficial
                                   For the Exclusive Benefit of
                                   Customers
                                   200 Liberty St., Fl. 5
                                   New York, NY 10281-5500

Berger Small Cap Value Fund II -   Charles Schwab & Co. Inc.                   119,148.94               52.28%
   Institutional Shares            Reinvest Account                            Beneficial
                                   101 Montgomery Street
                                   San Francisco, CA 94104

                                   Berger Financial Group LLC                   99,000.00               43.44%
                                   210 University Blvd.                            Record
                                   Denver, CO 80206-4616

Berger Small Cap Value Fund II -   National Financial Services                  36,433.12               83.86%
   Service Shares                  Corporation                                 Beneficial
                                   For the Exclusive Benefit of
                                   Customers
                                   200 Liberty St., Fl. 5
                                   New York, NY 10281-5500

                                   I. Makino & M. Govier & G.                    6,504.04               14.97%
                                   Bornmann Tr.                                Beneficial
                                   FBO Musashi Auto Parts
                                   Associates
                                   Retirement Savings Plan
                                   195 Brydges Dr.
                                   Battle Creek, MI 49015-1040

Berger Mid Cap Value Fund -        Charles Schwab & Co. Inc.                22,961,672.92               38.35%
   Investor Shares                 Reinvest Account                            Beneficial
                                   101 Montgomery Street
                                   San Francisco, CA 94104

                                   National Financial Services               7,920,439.64               13.23%
                                   Corporation                                 Beneficial
                                   For the Exclusive Benefit of
                                   Customers
                                   200 Liberty St., Fl. 5
                                   New York, NY 10281-5500

                                   Merrill Lynch Pierce Fenner &             3,397,416.74                5.67%
                                   Smith Inc.                                  Beneficial
                                   For the Sole Benefit of
                                   Customers
                                   4800 Deer Lake Drive East
                                   Jacksonville, FL 32246

Berger Mid Cap Value Fund -        Charles Schwab & Co. Inc.                 8,807,490.16               92.28%
   Institutional Shares            Reinvest Account                            Beneficial
                                   101 Montgomery Street
                                   San Francisco, CA 94104



                                  Appendix 4-2

                                   APPENDIX 5

                              FUND SHARES OWNED BY
                         TRUSTEES, OFFICERS AND NOMINEES

       NAME OF TRUSTEE          BERGER SMALL CAP VALUE       BERGER SMALL CAP VALUE
         OR NOMINEE                      FUND                        FUND II             BERGER MID CAP VALUE FUND
       ---------------          ----------------------       ----------------------      -------------------------
                                SHARES                       SHARES                      SHARES
                                OWNED       PERCENTAGE       OWNED       PERCENTAGE      OWNED          PERCENTAGE
                                ------      ----------       ------      ----------      ------         ----------
Michael Owen

Dennis Baldwin

Katherine A. Cattanach

Paul R. Knapp

Harry T. Lewis, Jr.

William Sinclaire

Albert C. Yates

Jack R. Thompson

Trustees and Officers as
   a Group

Thomas H. Bailey

William F. McCalpin                0             0%             0             0%             0             0%

John W. McCarter, Jr.              0             0%             0             0%             0             0%

Dennis B. Mullen                   0             0%             0             0%             0             0%

James T. Rothe                     0             0%             0             0%             0             0%

William D. Stewart                 0             0%             0             0%             0             0%

Martin H. Waldinger                0             0%             0             0%             0             0%

                            DOLLAR RANGE OF VALUE OF
                              FUND SHARES OWNED BY
                              TRUSTEES AND NOMINEES

                                                                                                   ALL FUNDS
                                                                                               OVERSEEN OR TO BE
                                                                                                  OVERSEEN IN
      NAME OF TRUSTEE         BERGER SMALL CAP      BERGER SMALL CAP       BERGER MID CAP         BERGER FUND
        OR NOMINEE               VALUE FUND           VALUE FUND II          VALUE FUND             COMPLEX
      ---------------         ----------------      ----------------       --------------      -----------------
Michael Owen

Dennis Baldwin

Katherine A. Cattanach

Paul R. Knapp

Harry T. Lewis, Jr.

William Sinclaire

Albert C. Yates

Jack R. Thompson

Thomas H. Bailey

William F. McCalpin                 None                  None                  None                  None

John W. McCarter, Jr.               None                  None                  None                  None

Dennis B. Mullen                    None                  None                  None                  None

James T. Rothe                      None                  None                  None                  None

William D. Stewart                  None                  None                  None                  None

Martin H. Waldinger                 None                  None                  None                  None



                                       5-2

                                   APPENDIX 6

                      TRUSTEES AND OFFICERS OF THE TRUSTS*


                          POSITION(S)
                           HELD WITH                                                       NUMBER
                          THE TRUSTS,                                                     OF FUNDS
                           TERM OF                                                        IN FUND
                          OFFICE AND                                                       COMPLEX         OTHER
                           LENGTH OF                                                      OVERSEEN     DIRECTORSHIPS
     NAME, ADDRESS           TIME             PRINCIPAL OCCUPATIONS DURING THE PAST 5        BY           HELD BY
   AND DATE OF BIRTH        SERVED                          YEARS                         TRUSTEE         TRUSTEE
   -----------------      -----------         ---------------------------------------     --------     -------------
INDEPENDENT TRUSTEES

Michael Owen             Chairman of     Dean of Zayed University (since September           18            n/a
210 University Blvd.     the Board and   2000). Formerly self-employed as a financial
Suite 800                Trustee; 10     and management consultant, and in real estate
Denver, CO 80206         years           development (from June 1999 to September
                                         2000). Dean (from 1993 to June 1999), and a
DOB: 1937                                member of the Finance faculty (from 1989 to
                                         1993), of the College of Business, Montana
                                         State University. Formerly, Chairman and
                                         Chief Executive Officer of Royal Gold, Inc.
                                         (mining) (1976 to 1989).

Dennis E. Baldwin        Trustee; 10     President, Baldwin Financial Counseling             18            n/a
210 University Blvd.     years           (since July 1991). Formerly, Vice President
Suite 800                                and Denver Office Manager of Merrill Lynch
Denver, CO 80206                         Capital Markets (1978 to 1990).

DOB: 1928

Katherine A. Cattanach   Vice Chair of   General Partner/Managing Principal (since           18            n/a
CFA 210 University       the Board and   September 1987), Sovereign Financial
Blvd.                    Trustee; 8      Services, Inc. (investment consulting firm).
Suite 800                years           Executive Vice President (1981 to 1988),
Denver, CO 80206                         Captiva Corporation, Denver, Colorado
                                         (private investment management firm).  Ph.D.
DOB: 1945                                in Finance (Arizona State University).

                          POSITION(S)
                           HELD WITH                                                       NUMBER
                          THE TRUSTS,                                                     OF FUNDS
                           TERM OF                                                        IN FUND
                          OFFICE AND                                                       COMPLEX         OTHER
                           LENGTH OF                                                      OVERSEEN     DIRECTORSHIPS
     NAME, ADDRESS           TIME             PRINCIPAL OCCUPATIONS DURING THE PAST 5        BY           HELD BY
   AND DATE OF BIRTH        SERVED                          YEARS                         TRUSTEE         TRUSTEE
   -----------------      -----------         ---------------------------------------     --------     -------------
Paul R. Knapp            Trustee; 8      Executive Officer of DST Systems, Inc.              18            n/a
210 University Blvd.     years           ("DST"), a publicly traded information and
Suite 800                                transaction processing company, which acts as
Denver, CO 80206                         the Funds' transfer agent (since October
                                         2000). DST is 33% owned by Janus Group, which
DOB: 1945                                indirectly owns approximately 89.5% of Berger
                                         Financial Group LLC. Mr. Knapp owns common
                                         shares and options convertible into common
                                         shares of DST which, in the aggregate and
                                         assuming exercise of the options, would
                                         result in his owning less than  1/2 of 1% of
                                         DST's common shares. Mr. Knapp is also
                                         President of Vermont Western Assurance, Inc.,
                                         a wholly owned subsidiary of DST (since
                                         December 2000). Director and Vice President
                                         (February 1998 to November 2000) of West Side
                                         Investments, Inc. (investments), a wholly
                                         owned subsidiary of DST; President, Chief
                                         Executive Officer and a director (September
                                         1997 to October 2000) of DST Catalyst, Inc.,
                                         an international financial markets
                                         consulting, software and computer services
                                         company (now DST International, a subsidiary
                                         of DST).

                                         Previously (1991 to October 2000),
                                         Chairman, President, Chief Executive
                                         Officer and a director of Catalyst
                                         Institute (international public policy
                                         research organization focused primarily
                                         on financial markets and institutions);
                                         also (1991 to September 1997),
                                         Chairman, President, Chief Executive
                                         Officer and a director of Catalyst
                                         Consulting (international financial
                                         institutions business consulting firm).

Harry T. Lewis, Jr.      Trustee; 10     Lewis Investments (since June 1988)                 18      Director,
210 University Blvd.     years           (self-employed private investor). Formerly,                 National Fuel
Suite 800                                Senior Vice President, Rocky Mountain Region,               Corporation
Denver, CO 80206                         of Dain Bosworth Incorporated and member of                 (oil & gas
                                         that firm's Management Committee (1981 to                   production);
DOB: 1933                                1988).                                                      Advisory
                                                                                                     Director,
                                                                                                     Otologics, LLC,
                                                                                                     (implantable
                                                                                                     hearing aid);
                                                                                                     Member of
                                                                                                     Community
                                                                                                     Advisory Board,
                                                                                                     Wells Fargo
                                                                                                     Bank-Denver



                                  Appendix 6-2

                          POSITION(S)
                           HELD WITH                                                       NUMBER
                          THE TRUSTS,                                                     OF FUNDS
                           TERM OF                                                        IN FUND
                          OFFICE AND                                                       COMPLEX         OTHER
                           LENGTH OF                                                      OVERSEEN     DIRECTORSHIPS
     NAME, ADDRESS           TIME             PRINCIPAL OCCUPATIONS DURING THE PAST 5        BY           HELD BY
   AND DATE OF BIRTH        SERVED                          YEARS                         TRUSTEE         TRUSTEE
   -----------------      -----------         ---------------------------------------     --------     -------------
William Sinclaire        Trustee; 10     President (since January 1998), Santa Clara         18            n/a
210 University Blvd.     years           LLC (privately owned agricultural company).
Suite 800                                President (January 1963 to January 1998),
Denver, CO 80206                         Sinclaire Cattle Co. (privately owned
                                         agricultural company).
DOB: 1928

Albert C. Yates          Trustee; 1      President (since 1990), Chancellor and              18      Director,
210 University Blvd.     1/2 years       Professor of Chemistry-Department of                        Adolph Coors
Suite 800                                Chemistry, of Colorado State University.                    Company
Denver, CO 80206                         Formerly Executive Vice President and Provost               (brewing
                                         (1983 to 1990), Academic Vice President and                 company);
DOB: 1941                                Provost (1981 to 1983) and Professor of                     Director,
                                         Chemistry (1981 to 1990) of Washington State                Centennial Bank
                                         University. Vice President and University                   of the West
                                         Dean for Graduate Studies and Research and
                                         Professor of Chemistry of the University of
                                         Cincinnati (1977 to 1981).

                          POSITION(S)
                           HELD WITH                                                       NUMBER
                          THE TRUSTS,                                                     OF FUNDS
                           TERM OF                                                        IN FUND
                          OFFICE AND                                                       COMPLEX         OTHER
                           LENGTH OF                                                      OVERSEEN     DIRECTORSHIPS
     NAME, ADDRESS           TIME             PRINCIPAL OCCUPATIONS DURING THE PAST 5        BY           HELD BY
   AND DATE OF BIRTH        SERVED                          YEARS                         TRUSTEE         TRUSTEE
   -----------------      -----------         ---------------------------------------     --------     -------------
INTERESTED TRUSTEES AND OFFICERS OF THE TRUST

Jack R. Thompson*        President and   President and a director since May 1999             22            n/a
210 University Blvd.     Trustee; 3      (Executive Vice President from February 1999
Suite 800                1/2 years       to May 1999) of Berger Growth Fund and Berger
Denver, CO 80206                         Large Cap Growth Fund. President and a
                                         trustee since May 1999 (Executive Vice
DOB: 1949                                President from February 1999 to May 1999) of
                                         Berger Investment Portfolio Trust, Berger
                                         Institutional Products Trust, Berger
                                         Worldwide Funds Trust, Berger Worldwide
                                         Portfolios Trust and Berger Omni Investment
                                         Trust. President and Chief Executive Officer
                                         (since June 1999) (Executive Vice President
                                         from February 1999 to June 1999) of Berger
                                         Financial Group LLC (formerly Berger LLC).
                                         Director, President and Chief Executive
                                         Officer of Stilwell Management, Inc. (since
                                         September 1999). President and Chief
                                         Executive Officer of Berger/Bay Isle LLC
                                         (since May 1999). Self-employed as a
                                         consultant from July 1995 through February
                                         1999.



----------

*Mr. Thompson is considered an interested person of the Trusts due to his positions held at Berger Financial Group LLC (or its affiliated companies).



                                  Appendix 6-3

                                  POSITION(s) HELD WITH THE TRUSTS,
                                  TERM OF OFFICE AND LENGTH OF TIME       PRINCIPAL OCCUPATIONS DURING THE PAST 5
  NAME, ADDRESS AND AGE                        SERVED                                      YEARS
  ---------------------           ---------------------------------       ---------------------------------------
Jay W. Tracey, CFA             Executive Vice President (since August   Executive Vice President of the Berger
210 University Blvd.           2000) and Portfolio Manager (since       Funds (since August 2000). Executive Vice
Denver, CO 80206               June 2000)                               President and Chief Investment Officer of
                                                                        Berger Financial Group LLC (since June
DOB: 1954                                                               2000). Portfolio manager of the Berger
                                                                        Growth Fund (since August 2000; sole
                                                                        portfolio manager from August 2000 to July
                                                                        2002; and team portfolio manager since July
                                                                        2002). Team portfolio manager (since
                                                                        December 2001) of the Berger Mid Cap Growth
                                                                        Fund. Portfolio manager of the Berger
                                                                        Small Company Growth Fund. Formerly, Vice
                                                                        President and portfolio manager at
                                                                        OppenheimerFunds, Inc. (September 1994 to
                                                                        May 2000).

Steven L. Fossel, CFA          Vice President (since August 2000) and   Vice President of the Berger Funds (since
210 University Blvd.           Portfolio Manager (since June 2000)      August 2000). Portfolio manager (since
Denver, CO 80206                                                        December 2001) of the Berger Large Cap
                                                                        Growth Fund (team portfolio manager from
DOB: 1968                                                               January 2001 through December 2001; interim
                                                                        portfolio manager from June 2000 to January
                                                                        2001). Vice President and portfolio
                                                                        manager of Berger Financial Group LLC
                                                                        (since June 2000); senior equity analyst
                                                                        with Berger Financial Group LLC (from March
                                                                        1998 to June 2000). Formerly, vice
                                                                        president (from January 1996 to February
                                                                        1998), equity analyst (from August 1992 to
                                                                        February 1998) and assistant portfolio
                                                                        manager (from January 1997 to February
                                                                        1998) with Salomon Brothers Asset
                                                                        Management.

Janice M. Teague**             Vice President (since November 1998)     Vice President (since November 1998) and
210 University Blvd.           and Assistant Secretary (since           Assistant Secretary (since February 2000
Denver, CO 80206               February 2002)                           and previously from September 1996 to
                                                                        November 1998) and Secretary (November 1998
DOB: 1954                                                               to February 2000) of the Berger Funds.
                                                                        Vice President (since October 1997),
                                                                        Secretary (since November 1998) and
                                                                        Assistant Secretary (October 1996 through
                                                                        November 1998) with Berger Financial Group
                                                                        LLC. Vice President and Secretary with
                                                                        Berger Distributors LLC (since August
                                                                        1998). Vice President and Secretary of Bay
                                                                        Isle Financial LLC (since January 2002).



                                  Appendix 6-4

                                  POSITION(s) HELD WITH THE TRUSTS,
                                  TERM OF OFFICE AND LENGTH OF TIME       PRINCIPAL OCCUPATIONS DURING THE PAST 5
  NAME, ADDRESS AND AGE                        SERVED                                      YEARS
  ---------------------           ---------------------------------       ---------------------------------------
Andrew J. Iseman               Vice President (since March 2001)        Vice President of Investment Operations of
210 University Blvd.                                                    Janus Capital Management LLC (since January
Denver, CO 80206                                                        2003). Vice President of the Berger Funds
                                                                        (since March 2001). Vice President (since
DOB: 1964                                                               September 1999) and Chief Operating Officer
                                                                        (since November 2000) of Berger Financial
                                                                        Group LLC. Manager (since September 1999)
                                                                        and Director (June 1999 to September 1999)
                                                                        of Berger Distributors LLC. Vice
                                                                        President-Operations (February 1999 to
                                                                        November 2000) of Berger Financial Group
                                                                        LLC. Associate (November 1998 to February
                                                                        1999) with DeRemer & Associates (a
                                                                        consulting firm). Vice President-Operations
                                                                        (February 1997 to November 1998) and
                                                                        Director of Research and Development (May
                                                                        1996 to February 1997) of Berger Financial
                                                                        Group LLC.

Anthony R. Bosch**             Vice President (since February 2000)     Vice President of the Berger Funds (since
210 University Blvd.                                                    February 2000). Vice President (since June
Denver, CO 80206                                                        1999) and Chief Legal Officer (since August
                                                                        2000) with Berger Financial Group LLC.
DOB: 1965                                                               Vice President and Chief Compliance Officer
                                                                        with Berger Distributors LLC (since
                                                                        September 2001). Vice President of Bay
                                                                        Isle Financial LLC (since January 2002).
                                                                        Formerly, Assistant Vice President of
                                                                        Federated Investors, Inc. (December 1996
                                                                        through May 1999), and Attorney with the
                                                                        U.S. Securities and Exchange Commission
                                                                        (June 1990 through December 1996).

Brian S. Ferrie                Vice President (since November 1998)     Vice President of the Berger Funds (since
210 University Blvd.                                                    November 1998). Vice President (since
Denver, CO 80206                                                        February 1997), Treasurer and Chief
                                                                        Financial Officer (since March 2001) and
DOB: 1958                                                               Chief Compliance Officer (from August 1994
                                                                        to March 2001) with Berger Financial Group
                                                                        LLC. Vice President (since May 1996),
                                                                        Treasurer and Chief Financial Officer
                                                                        (since March 2001) and Chief Compliance
                                                                        Officer (from May 1996 to September 2001)
                                                                        with Berger Distributors LLC.

John A. Paganelli              Vice President (since November 1998)     Vice President (since November 1998),
210 University Blvd.           and Treasurer (since March 2001)         Treasurer (since March 2001) and Assistant
Denver, CO 80206                                                        Treasurer (November 1998 to March 2001) of
                                                                        the Berger Funds. Vice President (since
DOB: 1967                                                               November 1998) and Manager of Accounting
                                                                        (January 1997 through November 1998) with
                                                                        Berger Financial Group LLC. Formerly,
                                                                        Manager of Accounting (December 1994
                                                                        through October 1996) and Senior Accountant
                                                                        (November 1991 through December 1994) with
                                                                        Palmeri Fund Administrators, Inc.



                                  Appendix 6-5

                                  POSITION(s) HELD WITH THE TRUSTS,
                                  TERM OF OFFICE AND LENGTH OF TIME       PRINCIPAL OCCUPATIONS DURING THE PAST 5
  NAME, ADDRESS AND AGE                        SERVED                                      YEARS
  ---------------------           ---------------------------------       ---------------------------------------
Sue Vreeland**                 Secretary (since February 2000)          Secretary of the Berger Funds (since
210 University Blvd.                                                    February 2000). Assistant Vice President
Denver, CO 80206                                                        (since April 2002) and Assistant Secretary
                                                                        (since June 1999) of Berger Financial Group
DOB: 1948                                                               LLC. Assistant Secretary of Berger
                                                                        Distributors LLC (since June 1999) and Bay
                                                                        Isle Financial LLC (since December 2001).
                                                                        Formerly, Assistant Secretary of the Janus
                                                                        Funds (from March 1994 to May 1999),
                                                                        Assistant Secretary of Janus Distributors,
                                                                        Inc. (from June 1995 to May 1997) and
                                                                        Manager of Fund Administration for Janus
                                                                        Capital Corporation (from February 1992 to
                                                                        May 1999).

David C. Price, CPA            Assistant Vice President (since March    Assistant Vice President (since March 2001)
210 University Blvd.           2001)                                    of the Berger Funds. Assistant Vice
Denver, CO 80206                                                        President-Compliance (since March 2001) and
                                                                        Manager-Compliance (October 1998 through
DOB: 1969                                                               March 2001) with Berger Financial Group
                                                                        LLC. Formerly, Senior Auditor (July 1996
                                                                        through August 1998) and Auditor (August
                                                                        1993 through June 1996) with
                                                                        PricewaterhouseCoopers LLP, a public
                                                                        accounting firm.

Lance V. Campbell, CFA, CPA    Assistant Treasurer (since March 2001)   Assistant Treasurer (since March 2001) of
210 University Blvd.                                                    the Berger Funds. Assistant Vice President
Denver, CO 80206                                                        (since January 2002) and Manager of
                                                                        Investment Accounting (August 1999 through
DOB: 1972                                                               January 2002) with Berger Financial Group
                                                                        LLC. Formerly, Senior Auditor (December
                                                                        1998 through August 1999) and Auditor
                                                                        (August 1997 through December 1998) with
                                                                        PricewaterhouseCoopers LLP, a public
                                                                        accounting firm, and Senior Fund Accountant
                                                                        (January 1996 through July 1997) with
                                                                        INVESCO Funds Group.



----------

* In connection with the Reorganization, it is anticipated that the officers of the Trusts set forth above will resign and that the Boards would elect new officers who are affiliated with Janus. Certain officers of the Trusts own interests in Berger, own shares of Stilwell and/or have options to acquire shares of Stilwell.

** [Ms. Teague, Mr. Bosch and Ms. Vreeland are also officers of Bay Isle. However, on or before December 31, 2002, it is anticipated that Ms. Teague, Mr. Bosch and Ms. Vreeland will resign and Bay Isle will elect new officers.] [Will this take place in December 2002 or March 2003?]



                                  Appendix 6-6

                               [PRELIMINARY COPY]

                        BERGER INVESTMENT PORTFOLIO TRUST
                            210 UNIVERSITY BOULEVARD
                             DENVER, COLORADO 80206

                         BERGER SMALL CAP VALUE FUND II

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                  MARCH 7, 2003

               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
                        BERGER INVESTMENT PORTFOLIO TRUST

         The undersigned Shareholder(s) of the Berger Small Cap Value Fund II (the "Fund"), a series of the Berger Investment Portfolio Trust (the "Trust") hereby appoint(s) Anthony R. Bosch, Thomas A. Early, Kelley Abbott Howes and Janice M. Teague (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on March 7, 2003, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

         All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR each Proposal. Please date, sign and return promptly.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS.

                                   ----------

         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY.

         THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

Proposal 1:       Approve an Investment Advisory Agreement with Janus Capital
                  Management LLC.

                           [ ] For           [ ] Against       [ ] Abstain

Proposal 2:       Approve a Subadvisory Agreement between Janus Capital
                  Management LLC and Bay Isle Financial LLC.

                           [ ] For           [ ] Against       [ ] Abstain

Proposal 3:       (a)      Approve the change to the fundamental policy relating
                           to diversification.

                           [ ] For           [ ] Against       [ ] Abstain

                  (b) Approve the change to the fundamental policy relating to concentration.

                           [ ] For           [ ] Against       [ ] Abstain

                  (c) Approve the change to the fundamental policy relating to borrowing.

                           [ ] For           [ ] Against       [ ] Abstain

                  (d) Approve the change to the fundamental policy relating to senior securities.

                           [ ] For           [ ] Against       [ ] Abstain

                  (e) Approve the change to the fundamental policy relating to underwriting.

                           [ ] For           [ ] Against       [ ] Abstain

                  (f) Approve the change to the fundamental policy relating to lending.

                           [ ] For           [ ] Against       [ ] Abstain

                  (g) Approve the change to the fundamental policy relating to real estate.

                           [ ] For           [ ] Against       [ ] Abstain

                  (h) Approve the change to the fundamental policy relating to commodities.

                           [ ] For           [ ] Against       [ ] Abstain

                  (i) Approve the adoption of a fundamental policy relating to investment companies.

                           [ ] For           [ ] Against       [ ] Abstain

                  (j) Approve the change in the investment objective from fundamental to non-fundamental.

                           [ ] For           [ ] Against       [ ] Abstain

Proposal 4:       HOLDERS OF INSTITUTIONAL SHARES ONLY

                  Approve a distribution and shareholder servicing plan.

                           [ ] For           [ ] Against       [ ] Abstain

Proposal 5:       Elect seven Trustees to the Board of Trustees.

                  Nominees: (1) Thomas H. Bailey, (2) William F. McCalpin, (3) John W. McCarter, Jr., (4) Dennis B. Mullen, (5) James T. Rothe, (6) William D. Stewart, (7) Martin H. Waldinger.


                  --------------------------------------------------------------
                  INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) on the line immediately above.

              [ ] FOR all nominees listed          [ ] WITHHOLD authority to
                  (except as noted in space            vote for all nominees
                  provided)                            listed

Proposal 6:       Approve an Agreement and Plan of Reorganization, whereby the
                  Fund would be reorganized into Janus Adviser Small Cap Value
                  Fund, a newly created series of the Janus Funds.

                           [ ] For           [ ] Against       [ ] Abstain

         The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement. Your signature(s) on this proxy card should be exactly as your name or names appear on this proxy card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:              , 2003
       -------------





----------------------------------          ------------------------------------
Signature                                   Signature

                               [PRELIMINARY COPY]

                        BERGER INVESTMENT PORTFOLIO TRUST
                            210 UNIVERSITY BOULEVARD
                             DENVER, COLORADO 80206

                            BERGER MID CAP VALUE FUND

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                  MARCH 7, 2003

               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
                        BERGER INVESTMENT PORTFOLIO TRUST

         The undersigned Shareholder(s) of the Berger Mid Cap Value Fund (the "Fund"), a series of the Berger Investment Portfolio Trust (the "Trust") hereby appoint(s) Anthony R. Bosch, Thomas A. Early, Kelley Abbott Howes and Janice M. Teague (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on March 7, 2003, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

         All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR each Proposal. Please date, sign and return promptly.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS.

                                   ----------

         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY.

         THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

Proposal 1:       Approve an Investment Advisory Agreement with Janus Capital
                  Management LLC.

                           [ ] For           [ ] Against       [ ] Abstain

Proposal 2:       Approve a Subadvisory Agreement between Janus Capital
                  Management LLC and Perkins, Wolf, McDonnell and Company and a
                  Subadvisory Agreement between Janus Capital Management LLC and a newly formed subsidiary of Perkins, Wolf, McDonnell and Company.

                           [ ] For           [ ] Against       [ ] Abstain


Proposal 3:       (a)      Approve the change to the fundamental policy relating
                           to diversification.

                           [ ] For           [ ] Against       [ ] Abstain

                  (b) Approve the change to the fundamental policy relating to concentration.

                           [ ] For           [ ] Against       [ ] Abstain

                  (c) Approve the change to the fundamental policy relating to borrowing.

                           [ ] For           [ ] Against       [ ] Abstain

                  (d) Approve the change to the fundamental policy relating to senior securities.

                           [ ] For           [ ] Against       [ ] Abstain

                  (e) Approve the change to the fundamental policy relating to underwriting.

                           [ ] For           [ ] Against       [ ] Abstain

                  (f) Approve the change to the fundamental policy relating to lending.

                           [ ] For           [ ] Against       [ ] Abstain

                  (g) Approve the change to the fundamental policy relating to real estate.

                           [ ] For           [ ] Against       [ ] Abstain

                  (h) Approve the change to the fundamental policy relating to commodities.

                           [ ] For           [ ] Against       [ ] Abstain

                  (i) Approve the adoption of a fundamental policy relating to investment companies.

                           [ ] For           [ ] Against       [ ] Abstain

                  (h) Approve the change in the investment objective from fundamental to non-fundamental.

                           [ ] For           [ ] Against       [ ] Abstain

Proposal 4:       Elect seven Trustees to the Board of Trustees.

                  Nominees: (1) Thomas H. Bailey, (2) William F. McCalpin, (3) John W. McCarter, Jr., (4) Dennis B. Mullen, (5) James T. Rothe, (6) William D. Stewart, (7) Martin H. Waldinger.


                  --------------------------------------------------------------
                  INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the number(s) on the line immediately above.

              [ ] FOR all nominees listed          [ ] WITHHOLD authority to
                  (except as noted in space            vote for all nominees
                  provided)                            listed

Proposal 5:       Approve an Agreement and Plan of Reorganization, whereby the
                  Fund would be reorganized into Janus Mid Cap Value Fund, a newly created series of the Janus Funds.

                           [ ] For           [ ] Against       [ ] Abstain

         The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement. Your signature(s) on this proxy card should be exactly as your name or names appear on this proxy card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:              , 2003
       -------------





----------------------------------          ------------------------------------
Signature                                   Signature



                                        3